                                                                   Exhibit 10.14

                                    ANNEX I


                                       TO


                          MASTER REPURCHASE AGREEMENT

                       SUPPLEMENTAL TERMS AND CONDITIONS
                       ---------------------------------

                          DATED AS OF JANUARY 29, 2002

                    BETWEEN, DELAWARE BONDS HOLDINGS, INC.,
                                   AS SELLER

                                      AND

                  DEUTSCHE BANK, AG, NEW YORK BRANCH, AS BUYER

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
  1.  OTHER APPLICABLE ANNEXES.........................................   4

  2.  ADDITIONAL AND SUBSTITUTE DEFINITIONS............................   4

  3.  INITIATION; CONFIRMATION; TERMINATION; FEES......................  22

  4.  MARGIN MAINTENANCE...............................................  29

  5.  INCOME PAYMENTS AND PRINCIPAL PAYMENTS...........................  31

  6.  SECURITY INTEREST................................................  33

  7.  PAYMENT, TRANSFER AND CUSTODY....................................  34

  8.  SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED SECURITIES..  39

  9.  SUBSTITUTION.....................................................  40

 10.  REPRESENTATIONS..................................................  40

 11.  NEGATIVE COVENANTS OF SELLER.....................................  44

 12.  AFFIRMATIVE COVENANTS OF SELLER..................................  45

 13.  SINGLE-PURPOSE ENTITY............................................  48

 14.  EVENTS OF DEFAULT; REMEDIES......................................  50

 15.  RECORDING OF COMMUNICATIONS......................................  55

 16.  NOTICES AND OTHER COMMUNICATIONS.................................  55

 17.  NON-ASSIGNABILITY................................................  55

 18.  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL....................  56

 19.  NO RELIANCE......................................................  57

 20.  INDEMNITY........................................................  57

 21.  DUE DILIGENCE....................................................  58

 22.  SERVICING........................................................  58

 23.  MISCELLANEOUS....................................................  59

                           EXHIBITS AND SCHEDULES
                           ----------------------

SCHEDULE I-A Original Purchase Percentages, CF Sweep Purchase Purchase Percentages, Margin Maintenance Percentages and Applicable Spreads

EXHIBIT I                      Form of Confirmation

EXHIBIT II                     Authorized Representatives of Seller

EXHIBIT III                    Monthly Reporting Package

EXHIBIT IV                     Form of Custodial Delivery

EXHIBIT V                      Form of Power of Attorney

EXHIBIT VI Representations and Warranties Regarding Individual Purchased Loans and Purchased Securities

EXHIBIT VII                    Collateral Information

EXHIBIT VIII                   Advance Procedure

EXHIBIT IX                     Form of Re-Direction Letter

EXHIBIT X                      Form of Certificate of Incorporation for
                               Subsidiary

                                  ANNEX I TO

                          MASTER REPURCHASE AGREEMENT

                       Supplemental Terms and Conditions
                       ---------------------------------

     This Annex I forms a part of the Master Repurchase Agreement dated as of January 29, 2002, between Delaware Bonds Holdings, Inc., as seller, and Deutsche Bank AG, New York Branch, as buyer (the "Agreement"). Capitalized terms used in
                                         ---------
this Annex I without definition shall have the respective meanings assigned to such terms in the Agreement. This Annex I is intended to supplement the Agreement and shall, wherever possible, be interpreted so as to be consistent with the Agreement; however, in the event of any conflict or inconsistency between the provisions of this Annex I, on the one hand, and the provisions of the Agreement, on the other, the provisions of this Annex I shall govern and control. All references in the Agreement to "the Agreement" shall be deemed to mean and refer to the Agreement, as supplemented and modified by this Annex I or as otherwise modified after the date hereof.

1.   OTHER APPLICABLE ANNEXES

     In addition to this Annex I, the following Annexes and any Schedules thereto shall form a part of the Agreement and shall be applicable thereunder:

     Annex II - Names and Addresses for Communications Between Parties.

2.   ADDITIONAL AND SUBSTITUTE DEFINITIONS

     (a) In addition to the terms defined in the Agreement, the following terms shall have the respective meanings set forth below:

          "Accepted Servicing Practices" shall mean with respect to any
           ----------------------------
     Purchased Loan, those mortgage servicing practices of prudent mortgage loan servicers which service mortgage or other commercial loans of the same type as such Purchased Loan in the jurisdiction where the related Mortgaged Property is located.

          "Accelerated Repurchase Date" shall have the meaning specified in
           ---------------------------
     Section 14(a)(i) of this Annex I.

          "Affiliate" shall mean, when used with respect to any specified
           ---------
     Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. Control shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative thereto.

          "Agreement" shall have the meaning specified in the introductory
           ---------
     paragraph of this Annex I.

          "Alternative Rate" shall have the meaning specified in Section 3(g) of
           ----------------
     this Annex I.

          "Alternative Rate Transaction" shall mean, with respect to any Pricing
           ----------------------------
     Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to the Alternative Rate.

          "Applicable Spread" shall mean, with respect to a Transaction
           -----------------
     involving Purchased Securities in any Rating Category (other than collateralized debt obligation securities (or CDOs)) and/or Purchased Loans in any Collateral Type Grouping,

             (i) so long as no Event of Default shall have occurred and be continuing, the incremental per annum rate (expressed as a number of "basis points", each basis point being equivalent to 1/100 of 1%) specified in Schedule I-A attached to this Annex I as being the "Applicable Spread" for Purchased Securities in such Rating Category or Purchased Loans in such Collateral Type Grouping, and

             (ii) after the occurrence and during the continuance of an Event of Default, the applicable incremental per annum rate described in clause (i) of this definition, plus 400 basis points (4.0%).

          "Assignment of Leases" shall mean with respect to any Purchased Loan,
           --------------------
     any assignment of leases, rents and profits or equivalent instrument, whether contained in the related Mortgage or executed separately, assigning to the holder or holders of such Mortgage all of the related Mortgagor's interest in the leases, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of the related Mortgaged Property as security for repayment of such Purchased Loan.

          "Assignment of Mortgage" shall mean, with respect to any Mortgage, an
           ----------------------
     assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related property is located to reflect the assignment and pledge of the Mortgage.

          "Business Day" shall mean a day other than (i) a Saturday or Sunday,
           ------------
     or (ii) a day in which the New York Stock Exchange or banks in the State of New York or Illinois are authorized or obligated by law or executive order to be closed.

          "Buyer" shall mean Deutsche Bank AG, New York Branch, or any
           -----
     successor.

          "Cash Management Account" shall mean a segregated interest bearing
           -----------------------
     account, in the name of Buyer, established at the Depository.

          "CF Sweep Event" shall mean, with respect to any Purchased Security or
           --------------
     Purchased Loan as of any date, a determination by Buyer that (i) the Repurchase Price of such Purchased Security or Purchased Loan as of such date exceeds (ii) the product obtained by multiplying the Market Value of such Purchased Security or Purchased Loan as of such date by the "CF Sweep Purchase Percentage" for such Purchased Security or Purchased Loan, as set forth in Schedule I-A attached to this Annex I.

          "Change of Control" shall mean either clause (i)  or (ii) have
           -----------------
     occurred:

             (i) (a) as a result of changes in the members of the board of directors of Sponsor during any twelve (12) month period, a majority of the members of the board of directors of the Sponsor are not Continuing Directors; and

                   (b) Buyer shall have made the good faith reasonable determination that any two of Messrs. Stuart A. Miller, Steven J. Saiontz, Jeffrey P. Krasnoff and Robert Cherry no longer retain their position (or in lieu thereof, a comparable or higher position) as a senior officer of Sponsor and at least the same or comparable level of management responsibilities with the Sponsor as held as of the date of this Agreement, or

             (ii) (x) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as that term is used in Section 13(d)(3) of the Exchange
          Act) shall have acquired the beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) directly or indirectly, in one or more transactions, of securities of the Sponsor (including convertible securities) representing more than fifty percent (50%) of the combined voting power of all securities of the Sponsor entitled to vote in the election of directors (other than the "persons" owning such securities on the date of this Agreement), or (y) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Sponsor and its subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act); and (z) as a result of the occurrence of either of the events referred to in clause (x) or
          (y) above, a rating downgrade in any public debt security issued by the Sponsor occurs.

          "Collateral Information" shall mean, with respect to each Purchased
           ----------------------
     Loan, the information set forth in Exhibit VII attached hereto.

          "Collateral Type Grouping" shall mean, with respect to the Eligible
           ------------------------
     Loans, any of the types of Eligible Loans listed in Schedule I-A attached to this Annex I.

          "Collection Period" shall mean with respect to the Remittance Date in
           -----------------
     any month, the period beginning on but excluding the Cut-off Date in the month preceding the month in which such Remittance Date occurs and continuing to and including the Cut-off Date immediately preceding such Remittance Date.

          "Continuing Directors" means, as of any date of determination, any
           --------------------
     member of the board of directors of Sponsor who (1) was a member of such board of directors on the date of this Agreement or (2) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election.

          "Closing Fee" shall have the meaning assigned to such term in Section
           -----------
     3(f) of this Annex I.

          "Credit Loss" shall mean the occurrence of either of the following:
           -----------
          (i) with respect to any Purchased Security that has a rating of "B-" (or the equivalent) or higher from any Rating Agency, any realized loss or appraisal reduction (as each such term or any comparable term is defined or otherwise used in the Securitization Document for such Purchased Security)) occurs affecting such Purchased Security; or

             (ii) with respect to any Purchased Loan, any monetary or material non-monetary default or any failure by a Mortgagor to make a payment when due (which default or failure is not cured within the applicable grace period) occurs.

          "Custodial Agreement" shall mean the Custodial Agreement, dated as of
           -------------------
     January 29, 2002, by and among the Custodian, the Seller and the Buyer.

          "Custodial Delivery" shall mean the form executed by Seller in order
           ------------------
     to deliver the Purchased Loan Schedule and the Purchased Loan File to Buyer or its designee (including the Custodian) pursuant to Section 7, a form of which is attached hereto as Exhibit IV.

          "Custodian" shall mean LaSalle Bank National Association or any
           ---------
     successor Custodian appointed by Buyer with the prior written consent of Seller (which consent shall not be unreasonably withheld, delayed or conditioned).

          "Cut-off Date" shall mean the third Business Day preceding each
           ------------
     Remittance Date.

          "Default" shall mean any event which, with the giving of notice, the
           -------
     passage of time, or both, would constitute an Event of Default.

          "Deficit Cure Amount" shall mean, with respect to any Purchased
           -------------------
     Securities or any Purchased Loans as of any date, the amount (expressed in dollars) obtained by dividing (i) the Repurchase Price of such Purchased Securities or Purchased Loans as of such date by (ii) the "Original Purchase Percentage" for the Rating Category for such Purchased Securities or Collateral Type Grouping for such Purchased Loans, as set forth in
     Schedule I-A attached to this Annex I.

          "Depository" shall mean LaSalle Bank National Association or any
           ----------
     successor Depository appointed by Buyer with the prior written consent of Seller (which consent shall not be unreasonably withheld, delayed or conditioned).

          "Diligence Materials" shall mean the Preliminary Due Diligence Package
           -------------------
     together with the Supplemental Due Diligence List.

          "Draft Appraisal" shall mean a short form appraisal, "letter opinion
           ---------------
     of value," or any other form of draft appraisal reasonably acceptable to Buyer.

          "Early Repurchase Date" shall have the meaning specified in Section
           ---------------------
     3(d) of this Annex I.

          "Eligible Loans" shall mean any of the following types of performing
           --------------
     loans, which performing loans are acceptable to Buyer in the exercise of its good faith business judgment and are secured directly or indirectly by or the payments on which are derived from a property that is a multifamily, retail, office, warehouse, or hospitality property (or any other property type acceptable to Buyer in the exercise of its good faith business judgment, but excluding in all cases undeveloped land) and is located in the United States of America, its territories or possessions:

             (i) subject to the following proviso, performing commercial mortgage loans secured by first liens on multifamily and commercial properties which satisfy the following criteria (referred to on Schedule 1-A as the "1/st/ Lien" Collateral Type Grouping):

                   (a) LTV determined by Buyer for the Mortgaged Property
               securing directly such loan (including for purposes of this calculation, such loan but excluding any loan junior to such loan and secured directly or indirectly by the related property) does not exceed 80%; and

                    (b) the underwritten debt service coverage ratio at
               origination as determined by Buyer (giving effect to any reserves) for the Mortgaged Property securing directly such loan (including for purposes of this calculation, such loan but excluding any loan junior to such loan and secured directly or indirectly by the related property) is not less than 1.20x, provided, that with respect to any Eligible Loan of the type described
          --------
          in this clause (i) which has an LTV in excess of 80% and which Buyer accepts for inclusion in a Transaction, Buyer shall in good faith consider administering such Eligible Loan as two Eligible Loans with the portion of such Eligible Loan equal to 80% LTV treated as an Eligible Loan of the type described in this clause (i) and the balance of such Eligible Loan up to a LTV of 85% treated as an Eligible Loan of the type described in clause (ii) below,

             (ii) junior participation interests in performing commercial mortgage loans secured by first liens in multifamily and commercial properties which satisfy the following criteria (referred to on Schedule 1-A as the "B-Note" Collateral Type Grouping):

                    (a) LTV determined by Buyer for the property from which
               payments on such participation are derived (including for purposes of this calculation, such participation and any loan senior to such participation and secured directly or indirectly by the related property and excluding any more junior loan or participation) does not exceed 85%; and

                    (b) the underwritten debt service coverage ratio at
               origination as determined by Buyer (giving effect to any reserves) for the property from which payments on such participation are derived (including for purposes of this calculation, such participation and any loan senior to such participation and secured directly or indirectly by the related property and excluding any more junior loan or participation) is not less than 1.15x, provided, that in addition to the foregoing, for purposes of this
          --------
          Agreement, an Eligible Loan of the type described in this clause (ii) shall include the portion of an Eligible Loan described in (i) above and referred to in the proviso to clause (i) above; and

             (iii) performing mezzanine loans secured by pledges of the entire equity ownership interests (or the applicable lesser ownership interest approved by Buyer in its sole discretion) in entities that directly or indirectly own multifamily and commercial properties which satisfy the following criteria (referred to on Schedule 1-A as the "Mezzanine Loan" Collateral Type Grouping):

                    (a) LTV determined by Buyer for the property securing
             indirectly such loan (including for purposes of this calculation, such loan and any loan senior to such loan and secured directly or indirectly by the related property and excluding junior loans) does not exceed 85%; and

                    (b) the underwritten debt service coverage ratio at
             origination as determined by Buyer (giving effect to any reserves) for the property securing indirectly such loan (including for purposes of this calculation, such loan and any loan senior to such loan and secured directly or indirectly by the related property and excluding junior loans) is not less than 1.15x.

          "Eligible Securities" shall mean any of the following types of
           -------------------
     performing securities, which performing securities are acceptable to Buyer in the exercise of its good faith business judgment:

               (i) commercial mortgage-backed securities that either (a) have a rating of "B-" (or its equivalent) or higher from any Rating Agency or
          (b) are securities rated "CCC" (or the equivalent) or are unrated securities, in each case with respect to this clause (b) issued in a conduit commercial mortgage-backed securities offering, and

               (ii) collateralized debt obligation securities (also known as CDOs) that have a rating of not lower than "BB" from Standard & Poor's or "Ba2" from Moody's and are secured by or the payments on which are derived from Purchased Securities and/or Purchased Loans purchased under the Agreement;

     provided, that "Eligible Securities" shall exclude securities derived from
     --------
     the re-securitization (including for this purpose "re-REMIC") of Eligible Securities (it being understood and agreed that the limitation of this proviso shall not apply to collateralized debt obligation securities (or
     CDOs) which satisfy the rating requirement of clause (ii) above and represent a resecuritization of other collateralized debt obligation securities which were previously purchased by the Buyer under the Agreement).

          "Environmental Report" shall have the meaning specified in paragraph
           --------------------
     12 of Exhibit VI.

          "Equity" shall mean, with respect to each Purchased Loan or Purchased
           ------
     Security, the amount (not less than zero) equal to the Market Value of such Purchased Loan or Purchased Security minus the related Repurchase Price.

          "Equity Deficit" shall mean the amount (not less than zero) equal to
           --------------
     the Minimum Seller's Equity Requirement minus the Seller's Equity.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" means any corporation or trade or business that is a
           ---------------
     member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Seller is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(l1) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Seller is a member.

          "Exchange Act" means the securities Exchange Act of 1934, as amended.
           ------------

          "Exit Fee" shall mean the fee payable by the Seller either:
           --------

               (x) pursuant to Section 3(d) of this Annex I in the event Seller terminates a Transaction on demand and repurchases the related Purchased Security (other than an

          Eligible Security of the type described in clause (ii) of the definition thereof) or Purchased Loan or

               (y) pursuant to Section 14(a)(iii) of this Annex I if an Event of Default on the part of Seller occurs and Buyer disposes of the Purchased Securities and Purchased Loans, in each case in an amount equal to 1.125% of the related Repurchase Price; provided, that no
                                                           --------
          Exit Fee shall be due and payable either:

                    (1) if the reason for the termination of a Transaction is
               the related Purchased Security or Purchased Loan is simultaneous with such termination being included in a collateralized debt obligation (or CDO) transaction where Deutsche Banc AG or an Affiliate of Deutsche Banc AG is acting as sole lead manager and sole book runner (or as co-manager, if agreed to by Deutsche Banc in its sole discretion), or

                    (2) if in connection with the termination of the
               Transaction, Buyer has accepted a substitution pursuant to
               Section 9(a) of this Annex I, or

                    (3) in the circumstance contemplated by Section 17(b) of
               this Annex I.

          "Extension Conditions" shall have the meaning specified in Section
           --------------------
     3(e) of this Annex I.

          "Facility Amount" shall mean $430,000,000.
           ---------------

          "Filings" shall have the meaning specified in Section 6 of this Annex
           -------
     I.

          "GAAP" shall mean United States generally accepted accounting
           ----
     principles consistently applied as in effect from time to time.

          "Governmental Authority" shall mean any national or federal
           ----------------------
     government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranty" shall mean the Guaranty, dated as of the date hereof, from
           --------
     the Sponsor to the Buyer, of full and timely payment of amounts due under this Agreement to the Buyer in an aggregate amount of:

               (a) with respect to all Purchased Loans and all Purchased Securities (other than Purchased Securities which are rated lower than "B-" (or the equivalent) by the Rating Agencies or which are not rated), the lesser of (i) the Equity Deficit and (ii) $30,000,000 plus

               (b) with respect to each of the Purchased Securities which is rated lower than "B-" (or the equivalent) by the Rating Agencies or which is not rated, the related Repurchase Price;

provided, that notwithstanding anything in this Agreement to the contrary, the
--------
Seller may substitute a letter of credit for the Guaranty, in whole or in part, on the following terms and subject to the following conditions:

                    (1) the Seller provides to the Buyer not less than ten (10)
               Business Days prior written notice of its desire to substitute a letter of credit for the Guaranty, in whole or in part, including with such written notice the proposed form of the letter of credit;

                    (2) the letter of credit is a stand-by irrevocable letter of credit from a financial institution rated not lower than "BBB+" (or the equivalent) by at least two of the Rating Agencies (one of which shall be Standard & Poor's) in form and substance acceptable to the Buyer;

                    (3) the aggregate amount of credit enhancement provided by the letter of credit and/or the Guaranty shall equal not less than the sum of $30,000,000 plus the amount referred to in clause
               (b) above (i.e. at the election of the Seller, the letter of credit may cover such sum in its entirety or such sum may be covered in part through the letter of credit and in part through the Guaranty in a reduced amount);

                    (4) the expiration date of the letter of credit is the
               Repurchase Date or such shorter period as Seller using reasonable commercial efforts can obtain, but in no event shorter than one
               (1) year;

                    (5) simultaneous with the delivery of the letter of credit, the Seller and the Buyer enter into a letter agreement acceptable to the Buyer which provides, among other conditions established by the Buyer, (x) the Seller's written confirmation that the provider of the letter of credit does not have any interest in the Purchased Loans or the Purchased Securities, (y) that in the event the letter of credit is withdrawn or cancelled for any reason, then the Guaranty is automatically reinstated and reaffirmed and (z) that in the event the credit rating of the provider of the letter of credit is reduced below "BBB+" (or the equivalent) by the Rating Agencies, then the Seller shall be provided the opportunity to cure such downgrade of the letter of credit provider by either reinstating and reaffirming in writing the Guaranty or delivering to the Buyer a replacement letter of credit that complies with clauses (1) through (4) above within thirty (30) days (or if the Seller does not so reinstate and reaffirm the Guaranty or deliver a replacement letter of credit, the Buyer may draw upon the letter of credit and deposit such funds in an account of the Buyer at the Depository to be held as collateral for the Seller's obligations under this Agreement on the same basis as set forth in the letter of credit and the Guaranty);

                    (6) in the event the expiration date of the letter of credit is prior to the Repurchase Date, then on such expiration date the Seller shall either reinstate and reaffirm in writing the Guaranty or deliver to the Buyer a replacement letter of credit that complies with clauses (1) through (5) above (or if the Seller does not so reinstate and reaffirm the Guaranty or deliver a replacement letter of credit, the Buyer may draw upon the letter of credit and deposit such funds in an account of the Buyer at the Depository to be held as collateral for the Seller's obligations under this Agreement on the same basis as set forth in the letter of credit and the Guaranty);

                    (7) at any time that the Seller shall have substituted a
               letter of credit for the Guaranty in its entirety in accordance with clauses (1) through (6) above, all representations, warranties, covenants and Events of Default with respect to the Sponsor in this Agreement shall no longer be operative or if any force or effect and the Guaranty shall have no force or effect; and

                    (8) at any time the Seller shall have substituted a letter of credit for a portion of the Guaranteed Obligation (as defined in the Guaranty) in accordance with clauses (1) through (6) above, the aggregate amount of the Guaranteed Obligation under the Guaranty shall be reduced by the aggregate amount of the letter of credit.

          "Hedging Transactions" shall mean, with respect to any or all of the
           --------------------
     Purchased Securities and/or Purchased Loans, any short sale of U.S. Treasury Securities or mortgage-related securities, futures contract (including Eurodollar futures) or options contract or any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller, with one or more counterparties reasonably acceptable to the Buyer.

          "Indemnified Amounts" and "Indemnified Parties" shall have the meaning
           -------------------       -------------------
     specified in Section 20 of this Annex I.

          "Insured Closing Letter and Escrow Instructions" shall mean a letter
           ----------------------------------------------
     addressed to Seller and Buyer from the title insurance underwriter for which the Settlement Agent is serving as an agent for each Table Funded Purchased Loan and related escrow instructions, which letter and instructions shall be in form and substance reasonably acceptable to Buyer and Seller.

          "LIBOR" shall mean the rate per annum calculated as set forth below:
           -----

             (i) On each Pricing Rate Determination Date, LIBOR for the next Pricing Rate Period will be the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date; or

             (ii) On any Pricing Rate Determination Date on which no such rate appears on Telerate Page 3750 as described above, LIBOR for the next Pricing Rate Period will be determined on the basis of the arithmetic mean of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such date to prime banks in the London interbank market for a one-month period.

     All percentages resulting from any calculations or determinations referred to in this definition will be rounded upwards, if necessary, to the nearest multiple of 1/100th of 1% and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounded upwards).

          "LIBO Rate" shall mean, with respect to any Pricing Rate Period
           ---------
     pertaining to a Transaction, a rate per annum determined for such Pricing Rate Period in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                     LIBOR
                          __________________________
                            1 - Reserve Requirement

          "LIBOR Transaction" shall mean, with respect to any Pricing Rate
           -----------------
     Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to the LIBO Rate.

          "LTV" shall mean the ratio of total loan to appraised value for the
           ---
     Mortgaged Property securing directly or indirectly an Eligible Loan or from which the payments on such Eligible Loan are derived. If Seller has not received an appraisal (or Draft Appraisal) approved by Buyer from an MAI Appraiser, "LTV" shall mean the ratio of total loan to market value for the
                 ---
     Mortgaged Property securing directly or indirectly an Eligible Loan or from which the payments on such Eligible Loan are derived, as determined by the Buyer in the exercise of its good faith business judgment.

          "Margin Excess" shall have the meaning assigned to such term in
           -------------
     Section 4(b) hereof.

          "Material Adverse Effect" means a material adverse effect upon (i) the
           -----------------------
     business operations, properties, assets or condition (financial or otherwise) of Sponsor and its subsidiaries, taken as a whole or (ii) the ability of Buyer to enforce the Guaranty.

          "Mezzanine Note" shall mean a note or other evidence of indebtedness
           --------------
     of the owner or owners of all equity or ownership interests in an underlying real property owner secured by a pledge of such ownership interests.

          "Minimum CMBS Diversification" means, at any time, ten or more issues
           ----------------------------
     of Purchased Securities are then subject to Transactions.

          "Minimum Seller's Equity Requirement" means an amount equal to
           -----------------------------------
     $100,000,000.

          "Moody's" shall mean Moody's Investor Service, Inc.
           -------

          "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt
           --------
     or other instrument, creating a valid and enforceable first or second lien on or a first or second priority ownership interest in an estate in fee simple or leasehold estate in real property and the improvements thereon, securing a mortgage note or similar evidence of indebtedness.

          "Mortgage Note" shall mean a note or other evidence of indebtedness of
           -------------
     a Mortgagor secured by a Mortgage.

          "Mortgaged Property" shall mean the real property securing repayment
           ------------------
     of the debt evidenced by a Mortgage Note.

          "Mortgagor" shall mean the obligor on a Mortgage Note and the grantor
           ---------
     of the related Mortgage.

          "Multiemployer Plan" shall mean a multiemployer plan defined as such
           ------------------
     in Section 3(37) of ERISA to which contributions have been, or were required to have been, made by Seller or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "New Collateral" shall mean an Eligible Loan or Eligible Security that
           --------------
     Seller proposes to be included as Collateral.

          "Original Purchase Percentage" shall mean, with respect to any
           ----------------------------
     Transaction as of any day, the "Original Purchase Percentage" specified for the applicable Rating Category or Collateral Type Grouping in Schedule I-A attached to this Annex I.

          "Originated Collateral" shall mean any Collateral that is an Eligible
           ---------------------
     Loan and whose Purchased Loan Documents were prepared by Seller, Sponsor or an Affiliate controlled by the Sponsor.

          "Person" shall mean an individual, corporation, limited liability
           ------
     company, business trust, partnership, joint tenant or tenant-in-common, trust, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof.

          "Plan" means an employee benefit or other plan established or
           ----
     maintained by Seller or any ERISA Affiliate during the five year period ended prior to the date of this Agreement or to which Seller or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Agreement, been required to make contributions and that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, other than a Multiemployer Plan.

          "Portfolio Collateral" shall mean, collectively, the Purchased
           --------------------
     Securities and the Purchased Loans.

          "Portfolio Securities" shall mean, collectively, the Purchased
           --------------------
     Securities and the Related Securities.

          "Pre-Existing Collateral" shall mean any Collateral that is an
           -----------------------
     Eligible Loan and is not Originated Collateral.

          "Preliminary Due Diligence Package" shall mean with respect to any New
           ---------------------------------
     Collateral, a summary memorandum outlining the proposed transaction, including potential transaction benefits and all material underwriting risks, all Underwriting Issues and all other characteristics of the proposed transaction that a reasonable buyer would consider material, together with the following due diligence information relating to the New Collateral to be provided by Seller to Buyer pursuant to this Agreement:

               With respect to each Eligible Loan:

               (i)    the Collateral Information;

               (ii)   current rent roll, if applicable;

               (iii) cash flow pro-forma, plus historical information, if available;

               (iv) description of the Mortgaged Property and the ownership structure of the borrower and the sponsor (including, without limitation, the board of directors, if applicable) and financial statements of the borrower and the sponsor;

               (v)    indicative debt service coverage ratios;

               (vi)   indicative loan-to-value ratio;

               (vii)    term sheet outlining the transaction generally;

               (viii)   Seller's relationship with the Mortgagor, if any; and

               (ix) with respect to any New Collateral that is Pre-Existing Collateral, a list that specifically and expressly identifies any Purchased Loan Documents that relate to such New Collateral but are not in Seller's possession; and

               (x) any exceptions to the representations and warranties set forth in Exhibit VI to the Agreement.

               With respect to each Eligible Security:

               (i) collateral summary books which include, to the extent provided to the Seller, the following:

          (A)  loan detail and asset description

          (B)  map, photo

          (C)  rent roll

          (D)  operating information

          (E)  appraisal, environmental, engineering summary;

               (ii)     loan data disk;

               (iii) materials furnished to the Rating Agencies in connection with the issuance of the Eligible Securities, to the extent provided to Seller;

               (iv)     Securitization Documents;

               (v) remittance report for most recent period in Seller's possession;

               (vi)     quarterly remittance reports in Seller's possession;

               (vii) accounting reports delivered with respect to the Eligible Security in Seller's possession;

               (viii) legal opinions delivered with respect to the Eligible Security in Seller's possession; and

               (ix) a copy of the executed trade ticket (including evidence of the dollar price paid and/or purchase spread over Treasuries or other relevant benchmark for such Eligible Security).

          "Pricing Rate Determination Date" shall mean (a) in the case of the
           -------------------------------
     first Pricing Rate Period with respect to any Transaction, the second (2/nd/) Business Day preceding the first day of such Pricing Rate Period and (b) with respect to any subsequent Pricing Rate Period, the second

     (2/nd/) Business Day preceding the first day of the Pricing Rate Period commencing on and including the Remittance Date in a calendar month.

          "Pricing Rate Period" shall mean, (a) in the case of the first Pricing
           -------------------
     Rate Period with respect to any Transaction, the period commencing on and including the Purchase Date for such Transaction and ending on and excluding the following Remittance Date, and (b) in the case of any subsequent Pricing Rate Period, the period commencing on and including such Remittance Date and ending on and excluding the following Remittance Date;

     provided, however, that in no event shall any Pricing Rate Period end
     --------  -------
     subsequent to the Repurchase Date.

          "Principal Payment" shall mean, with respect to any Purchased Loans or
           -----------------
     Purchased Securities, any payment or prepayment of principal received by the Depository in respect thereof.

          "Purchased Loan File" shall mean the documents specified as the
           -------------------
     "Purchased Loan File" in Section 7(e), together with any additional documents and information required to be delivered to Buyer or its designee (including the Custodian) pursuant to this Agreement.

          "Purchased Loan Documents" shall mean, with respect to a Purchased
           ------------------------
     Loan, the documents comprising the Purchased Loan File for such Purchased Loan.

          "Purchased Loans" shall mean (i) with respect to any Transaction, the
           ---------------
     Eligible Loans sold by Seller to Buyer in such Transaction and (ii) with respect to the Transactions in general, all Eligible Loans sold by Seller to Buyer and any additional collateral delivered by Seller to Buyer pursuant to Section 4(a) of this Annex I.

          "Purchased Loan Schedule" shall mean a schedule of Purchased Loans
           -----------------------
     attached to each Trust Receipt and Custodial Delivery containing information substantially similar to the Collateral Information.

          "Rating Agency" shall mean any of Fitch Inc., Moody's and Standard &
           -------------
     Poor's.

          "Rating Category" shall mean any of the rating categories listed in
           ---------------
     Schedule I-A attached to this Annex I.

          "Reference Banks" shall mean banks each of which shall (i) be a
           ---------------
     leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market and (ii) have an established place of business in London. Initially, the Reference Banks shall be The Chase Manhattan Bank, Barclays Bank, Plc and Deutsche Bank AG. If any such Reference Bank should be unwilling or unable to act as such or if the Buyer shall terminate the appointment of any such Reference Bank or if any of the Reference Banks should be removed from the Reuters Monitor Money Rates Service or in any other way fail to meet the qualifications of a Reference Bank, the Buyer in the exercise of its good faith business judgment may designate alternative banks meeting the criteria specified in clauses (i)
                                                                   -----------
     and (ii) above.
         ----

          "Related Securities" shall mean commercial mortgage backed securities
           ------------------
     (other than the Purchased Securities) issued as part of the same transaction as the transaction in which the Purchased Securities are issued and having a lower rating than such Purchased Securities or having no rating.

          "Relevant System" shall mean (a) The Depository Trust Company in New
           ---------------
     York, New York, or (b) such other clearing organization or book-entry system as is designated in writing by the Buyer.

          "Remittance Date" shall mean the twenty-fifth calendar day of each
           ---------------
     month, or the next succeeding Business Day, if such calendar day shall not be a Business Day.

          "Requirement of Law" shall mean any law, treaty, rule, regulation,
           ------------------
     code, directive, policy, order or requirement or determination of an arbitrator or a court or other Governmental Authority whether now or hereafter enacted or in effect.

          "Reserve Requirement" shall mean, with respect to any Pricing Rate
           -------------------
     Period, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect during such Pricing Rate Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board of Governors) maintained by the Buyer.

          "Reset Date" shall mean, with respect to any Pricing Rate Period for
           ----------
     any Transaction, the second Business Day preceding the first day of such Pricing Rate Period.

          "Securitization Document" shall mean, with respect to any Eligible
           -----------------------
     Securities, any pooling and servicing agreement or other agreement governing the issuance and administration of such Eligible Securities.

          "Seller" shall mean Delaware Bonds Holdings, Inc., a Delaware
           ------
     corporation.

          "Seller's Equity" means an aggregate amount equal to the sum of the
           ---------------
     Equity with respect to each Purchased Loan and Purchased Security, which amount and its relationship to the Minimum Seller's Equity Requirement (i.e. lower than on the one hand or equal to or greater than on the other hand) shall determine the applicable "Original Purchase Percentage," "CF Sweep Purchase Percentage" and "Margin Maintenance Percentage" as set forth on Schedule I-A to this Annex I for each Transaction. Upon request of Seller made from time to time, Buyer shall provide to Seller information with respect to the Equity with respect to each Purchased Loan and Purchased Security. In addition, Seller's Equity shall include any cash and the value as determined by Buyer of other collateral (including, without limitation, Eligible Loans or Eligible Securities) which the Seller pledges and/or delivers to the Buyer and the Seller and the Buyer agree in writing shall be included in the determination of Seller's Equity.

          "Servicing Agreement" has the meaning specified in Section 22(b) of
           -------------------
     this Annex I.

          "Servicing Records" has the meaning specified in Section 22(b) of this
           -----------------
     Annex I.

          "Settlement Agent" shall mean, with respect to any Transaction
           ----------------
     involving Table Funded Purchased Loans, an entity satisfactory to the Buyer in its reasonable discretion (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Table Funded Purchased Loan is being originated), to which the Purchase Price is to be wired by Buyer at the request of Seller.

          "Single-Purpose Entity" shall mean a Person, other than an individual,
           ---------------------
     which is formed or organized solely for the purpose of holding, directly and subject to this Agreement, the Portfolio Collateral, Related Securities and equity ownership interests in Subsidiaries approved by Buyer, does not engage in any business unrelated to the Portfolio Collateral, Related Securities and equity ownership interests in Subsidiaries approved by Buyer and the financing thereof, does not have any assets other than the Portfolio Collateral, Related Securities and equity ownership interests in Subsidiaries approved by Buyer and the financing thereof, or any indebtedness other than as permitted by the Agreement, has its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, holds itself out as being a Person, separate and apart from any other Person and provides in its certificate of incorporation for the inclusion of at least one "independent director."

          "Sovereign Repurchase Event" shall mean as a result of sovereign (i.e.
           --------------------------
     country) action or inaction (directly or indirectly), Buyer becomes unable to perform any absolute or contingent obligation to make a payment or transfer or to receive a payment or transfer in respect on any Transaction hereunder or to comply with any other material provision of the Agreement relating to such Transaction.

          "Sponsor" shall mean LNR Property Corporation, a Delaware corporation
           -------
     and its permitted successors.

          "Standard & Poor's" shall mean Standard & Poor's Ratings Group, a
           -----------------
     division of the McGraw-Hill Companies.

          "Supplemental Due Diligence List" shall mean, with respect to any New
           -------------------------------
     Collateral, information or deliveries concerning the New Collateral that Buyer shall reasonably request in addition to the Preliminary Due Diligence Package.

          "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          "Survey" shall mean a certified ALTA/ACSM (or applicable state
           ------
     standards for the state in which the Collateral is located) survey of a Mortgaged Property prepared by a registered independent surveyor and in form and content reasonably satisfactory to the Buyer and the company issuing the Title Policy for such Property.

          "Table Funded Purchased Loan" shall mean a Purchased Loan which is
           ---------------------------
     sold to the Buyer simultaneously with the origination or acquisition thereof, which origination or acquisition is financed with the Purchase Price, pursuant to Seller's request, paid directly to the Settlement Agent for disbursement in connection with such origination or acquisition. A Purchased Loan shall cease to be a Table Funded Purchased Loan after the Custodian has delivered a Trust Receipt to Buyer certifying its receipt of the Purchased Loan File therefor.

          "Table Funded Trust Receipt" shall have the meaning given to such term
           --------------------------
     in the Custodial Agreement.

          "Target Price" shall mean, with respect to any Purchased Securities or
           ------------
     Purchased Loans as of any date, the amount (expressed in dollars) obtained by multiplying (i) the Market Value of such Purchased Securities or Purchased Loans as of such date by (ii) the "Original Purchase Percentage" for the Rating Category applicable to such Purchased Securities or the Collateral Type Grouping applicable to such Purchased Loans, as set forth in Schedule I-A attached to this Annex I.

          "Telerate Page 3750" shall mean the display page currently so
           ------------------
     designated on the Dow Jones Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "Title Policy" shall have the meaning specified in paragraph 8 of the
           ------------
     first paragraph of Exhibit VI.
                        ----------

          "Transaction Conditions Precedent" shall have the meaning specified in
           --------------------------------
     Section 3(b) of this Annex I.

          "Transaction Documents" shall mean, collectively, the Agreement, this
           ---------------------
     Annex I, any other applicable Annexes to the Agreement, the Guaranty, the Custodial Agreement and all Confirmations executed pursuant to the Agreement and this Annex I in connection with specific Transactions.

          "Transition Down Date" shall have the meaning specified in Section
           --------------------
     4(a) of this Annex I.

          "Transition Up Date" shall have the meaning specified in Section 3(l)
           ------------------
     of this Annex I.

          "Trustee" shall mean, with respect to any Eligible Securities, the
           -------
     trustee under the Securitization Document applicable to such Eligible Securities.

          "Trust Receipt" shall mean a trust receipt issued by Custodian to
           -------------
     Buyer confirming the Custodian's possession of certain Purchased Loan Files which are the property of and held by Custodian for the benefit of the Buyer (or any other holder of such trust receipt).

          "UCC" shall have the meaning specified in Section 6 of this Annex I.
           ---

          "Underwriting Issues" shall mean, with respect to any Collateral as to
           -------------------
     which Seller intends to request a Transaction, all material information that has come to Seller's attention that, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, would be considered a materially "negative" factor (either separately or in the aggregate with other information) (including, but not limited to, whether any of the Purchased Securities or Purchased Loans were rejected for inclusion in, or repurchased from, any securitization transaction, warehouse loan facility or a repurchase transaction due to the breach of a representation and warranty) or a material defect in loan documentation or closing deliveries (such as any absence of any material Purchased Loan Document(s)), to a reasonable institutional mortgage buyer in determining whether to originate or acquire the Collateral in question.

          "Unpermitted Ownership Interest Transfer" means any sale, assignment,
           ---------------------------------------
     conveyance or other disposition (directly or indirectly) of the legal or beneficial ownership interests in the Seller following which the Sponsor does not

               (1) own (directly or indirectly) the lesser of (a) twenty percent (20%) of the equity ownership interests in the Seller and (b) the equity ownership interest percentage that represents a minimum of $50,000,000 of the Seller's equity and

               (2) control (directly or indirectly) the operations, management and investment decision-making of the Seller.

          "Usage Fee" shall have the meaning specified in Section 3(f) of this
           ---------
     Annex I.

  (b) The following capitalized terms shall have the respective meanings set forth below, in lieu of the meanings for such terms set forth in the Agreement:

          "Buyer's Margin Percentage" shall mean, with respect to the Purchased
           -------------------------
     Loans or Purchased Securities, the applicable percentage set forth in
     Schedule I-A attached to this Annex I under the heading "Margin Maintenance Percentage".

          "Confirmation" shall have the meaning specified in Section 3(b) of
           ------------
     this Annex I.

          "Event of Default" shall have the meaning specified in Section 14 of
           ----------------
     this Annex I.

          "Margin Notice Deadline" shall mean 11:00 a.m. (New York City time).
           ----------------------

          "Market Value" shall mean, with respect to any Purchased Securities as
           ------------
     of any relevant date, the market value for such Purchased Securities on such date, as determined by Buyer in the exercise of its good faith business judgment or, with respect to any Purchased Loans as of any relevant date, the lesser of

               (x) the market value for such Purchased Loans on such date, as determined in good faith by Buyer in the exercise of its good faith business judgment and

               (y) the par amount of such Purchased Loan (and including the value of any Hedging Transactions assigned with such Purchased Securities or Purchased Loans for which the Buyer or an Affiliate of the Buyer is the counterparty).

     The Market Value of all Purchased Securities and Purchased Loans shall be determined by Buyer, in the exercise of its good faith business judgment, on each Business Day during the term of the Agreement.

          "Price Differential" shall mean, with respect to any Transaction as of
           ------------------
     any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Repurchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction).

          "Pricing Rate" shall mean, for any Pricing Rate Period, either
           ------------

               (x) with respect to a Transaction involving Purchased Securities in any Rating Category (other than collateralized debt obligation securities (or CDOs) rated "BB" or "BB+" (or the equivalent)) and/or Purchased Loans in any Collateral Type Grouping on Schedule I-A of this Annex I, an annual rate equal to the LIBO Rate for such Pricing Rate Period plus the relevant Applicable Spread for such Transaction, subject to adjustment and/or conversion as provided in Sections 3(g) and 3(h) of this Annex I or

               (y) with respect to a Transaction involving Purchased Securities which are collateralized debt obligation securities (or CDOs) rated "BB" or "BB+" (or the equivalent), 12.00% (or after the occurrence and during the continuance of an Event of Default, 16.00%), in each case, subject to adjustment as provided in footnote 5 on Schedule I-A of this Annex I.

          "Purchase Price" shall mean, with respect to any Purchased Securities
           --------------
     or Purchased Loans, (i) initially, the price at which such Purchased Securities or Purchased Loans are transferred by Seller to Buyer on the applicable Purchase Date and (ii) thereafter, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Section 3(l) or 4(b) hereof. The Purchase Price as of any Purchase Date for any Purchased Securities in a particular Rating Category or any Purchased Loans in a particular Collateral Type Grouping shall be an amount (expressed in dollars) equal to the product obtained by multiplying (i) the Market Value of such Purchased Securities (or, if the Securities proposed to be included in a Transaction are being or were acquired by the Seller from the Sponsor, the acquisition cost of the Sponsor in such Securities, if lower than the Market Value) or such Purchased Loans by (ii) the "Original Purchase Percentage" for such Rating Category or such Collateral Type Grouping, as set forth in Schedule I-A attached to this Annex I; provided, that
                                                         --------
     notwithstanding the foregoing,

               (1) the Purchase Price (x) for Purchased Loans which are Eligible Loans of the type described in clause (i) of the definition of Eligible Loans shall not exceed a 75% LTV determined by Buyer for the Mortgaged Property securing directly such Purchased Loan and (y) for Purchased Loans which are Eligible Loans of the type described in clause (ii) or (iii) of the definition of Eligible Loans shall not exceed an amount equal to (a) an 80% LTV determined by Buyer for the property securing indirectly such loan or from which payments on the related participation are derived minus (b) the outstanding principal balance of any loan senior to such Eligible Loan and secured directly or indirectly by the related property; and

               (2) the Seller may request that the Purchase Price set forth in a Confirmation be determined applying a percentage lower than the Original Purchase Percentage set forth in Schedule I-A attached to this Annex I and, in such event, such lower percentage shall be deemed the "Original Purchase Percentage" for purposes of the calculation of the Target Price but not for any other purpose under the Agreement.

          "Purchased Securities" shall mean, (i) with respect to any
           --------------------
     Transaction, the Eligible Securities sold by Seller to Buyer in such Transaction, and (ii) with respect to the Transactions in general, all Eligible Securities sold by Seller to Buyer and any additional collateral delivered by Seller to Buyer pursuant to Section 4(a) of this Annex I. Whenever Purchased Securities are rated by more than one Rating Agency and a split rating applies to such Purchased Securities (i.e., one Rating Agency rates such Purchased Securities at a lower rating level than the other of such Rating Agencies), then for all purposes of this Agreement where a rating is to be selected (including, without limitation, in the determination of any percentages pursuant to Schedule I-A of this Annex I), the lower of the ratings shall apply.

          "Replacement Collateral" shall have the meaning specified in Section
           ----------------------
     14(b)(ii) of this Annex I.

          "Repurchase Date" shall mean January 28, 2005; provided, however, that
           ---------------                               --------  -------
     if all of the Extension Conditions described in Section 3(e) of this Annex I shall be timely satisfied, the Repurchase Date shall be extended to January 28, 2006.

          "Repurchase Price" shall mean, with respect to any Purchased
           ----------------
     Securities or Purchased Loans as of any date, the price at which such Purchased Securities or Purchased Loans are to be transferred from Buyer to Seller upon termination of the related Transaction; such price will be determined in each case as the sum of the Purchase Price of such Purchased Securities or Purchased Loans and the Price Differential with respect to such Purchased Securities or Purchased Loans as of the date of such determination, minus all Income and cash actually received by Buyer in respect of such Transaction pursuant to Sections 3(d), 3(e), 4(a), 5(b), 5(c), 5(d), 5(e) and 5(f) of this Annex I.

3.   INITIATION; CONFIRMATION; TERMINATION; FEES

     The provisions of Paragraph 3 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 3:

     (a) Subject to the terms and conditions set forth in the Agreement (including, without limitation, the "Transaction Conditions Precedent" specified in Section 3(b) of this Annex I), the Buyer shall from time to time enter into Transactions with the Seller on any Business Day from and including the date of the Agreement to but excluding the three year anniversary date of the date of the Agreement and pursuant to any such Transaction, Seller shall be entitled to sell, repurchase and re-sell any assets in accordance with this Agreement. An agreement to enter into a Transaction shall be made in writing at the initiation of Seller as provided below; provided, however, that the aggregate Repurchase
                             --------  -------
Price (excluding the Price Differential with respect to the Purchased Securities and Purchased Loans as of the date of determination) for all Transactions shall not exceed the Facility Amount. Seller shall give Buyer written notice of each proposed Transaction and Buyer shall inform Seller of its determination with respect to any assets proposed to be sold to Buyer by Seller solely in accordance with Exhibit VIII attached hereto. Buyer shall have the right to review all Eligible Loans and Eligible Securities proposed to be sold to Buyer in any Transaction and to conduct its own due diligence investigation of such Eligible Loans and Eligible Securities as Buyer reasonably determines. Buyer shall be entitled to make a determination, in the exercise of its good faith business judgment, that it shall not purchase any or all of the assets proposed to be sold to Buyer by Seller. On the Purchase Date for the Transaction which shall be not less than three (3) Business Days following the approval of an Eligible Loan or an Eligible Security by the Buyer in accordance with Exhibit VIII hereto, the Purchased Securities or Purchased Loans, as applicable shall be transferred to Buyer or its agent against the transfer of the Purchase Price to Seller's account at the Depository.

     (b) Upon agreeing to enter into a Transaction hereunder, provided each of the Transaction Conditions Precedent (as hereinafter defined) shall have been satisfied (or waived by Buyer), Seller shall promptly deliver to Buyer a written confirmation in the form of Exhibit I attached hereto of each Transaction (a "Confirmation"). Unless otherwise agreed by the parties, Seller shall deliver a
 ------------
separate Confirmation with respect to each Purchased Loan or Purchased Security which is the subject of a Transaction. Such Confirmation shall describe the Purchased Securities (including CUSIP number, if any) and/or Purchased Loans, shall identify Buyer and Seller, and shall set forth

             (i)  the Purchase Date,

             (ii) the Purchase Price for such Purchased Securities and/or Purchased Loans,

             (iii)    the Repurchase Date,

             (iv) the Pricing Rate applicable to the Transaction (including the Applicable Spread);

             (v)      the acquisition cost; and

             (vi) any additional terms or conditions not inconsistent with the Agreement.

With respect to any Transaction, the Pricing Rate shall be determined initially on the Pricing Rate Determination Date applicable to the first Pricing Rate Period for such Transaction, and shall be reset on each Reset Date for the next succeeding Pricing Rate Period for such Transaction. Buyer or its agent shall determine in accordance with the terms of this Agreement the Pricing Rate on each Pricing Rate Determination Date for the related Pricing Rate Period and notify Seller of such rate for such period on the Reset Date. For purposes of this Section 3(b), the "Transaction Conditions Precedent" shall be deemed to
                        --------------------------------
have been satisfied with respect to any proposed Transaction if:

             (1) no Default or Event of Default under the Agreement shall have occurred and be continuing as of the Purchase Date for such proposed Transaction;

             (2) the representations and warranties made by Seller in any of the Transaction Documents shall be true and correct in all material respects as of the Purchase Date for such Transaction;

             (3) Buyer shall have (A) determined, in accordance with the applicable provisions of Section 3(a) of this Annex I, that the assets proposed to be sold to Buyer by Seller in such Transaction are Eligible Securities and/or Eligible Loans and (B) obtained internal credit approval for the inclusion of such Eligible Security or Eligible Loan as a Purchased Loan in a Transaction;

             (4) Seller shall have paid to Buyer the Usage Fee, if any, due and payable (which amount may, at Buyer's option, be held back from funds remitted to Seller by Buyer);

             (5) Buyer shall have determined that, with respect to the Purchased Loans then subject to Transactions, following the consummation of the proposed Transaction,

             (i) the aggregate Repurchase Price (excluding any accrued unpaid Price Differential) with respect to all Purchased Loans then subject to Transactions does not exceed $50,000,000, and

             (ii) the aggregate Repurchase Price (excluding any accrued unpaid Price Differential) with respect to all Purchased Loans then subject to Transactions which are mezzanine loans as described on
          Schedule I-A attached to this Annex I does not exceed the lesser of $25,000,000 or 50% of the aggregate Repurchase Price (excluding any accrued unpaid Price Differential) with respect to all Purchased Loans then subject to Transactions:

             (6) Buyer shall have determined that, with respect to the Purchased Securities then subject to Transactions, following the consummation of the proposed Transaction;

             (i) the aggregate Market Value with respect to all Purchased Securities then subject to Transactions in each Rating Category set forth below does not exceed the applicable percentage set forth below as a percentage of the Market Value of all Purchased Securities then subject to Transactions:


          Rating Category (or the                Maximum Market Value (%)
          -----------------------                ------------------------
                equivalent)
                -----------

                    BB-                                    40
                    B+                                     25
                    B                                      25
                    B-                                     20
                    NR&CCC                                 20


               (ii) if the number of separate issues of Purchased Securities then subject to Transactions with a minimum $20,000,000 outstanding principal amount per issue is less than fifteen (15), then the aggregate outstanding principal amount of all Purchased Securities then subject to Transactions issued by a single issuer does not exceed $75,000,000; and


               (iii) the aggregate Repurchase Price (excluding any accrued unpaid Price Differential) with respect to all Purchased Securities which are collateralized debt obligation securities (or CDOs) then subject to Transactions does not exceed $40,000,000;

               (7) Buyer shall have determined that, with respect to the Purchased Securities which are collateralized debt obligation securities (or CDOs) and Purchased Loans then subject to Transactions, following the consummation of the proposed Transaction, the aggregate Repurchase Price (excluding any accrued unpaid Price Differential) then subject to Transactions does not exceed $60,000,000;

               (8)     Buyer shall have determined that,

               (i) with respect to any Purchased Securities which are the subject of a proposed Transaction and are rated "BB-"(or the equivalent) or lower or are not rated, such Purchased Securities, together with any Purchased Securities issued by the same trust, entitle the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities or the Seller shall have complied with Section 3(b)(9) below with respect to such Purchased Securities which are the subject of a Proposed Transaction; and

               (ii)    notwithstanding anything to the contrary in subparagraph
          (8)(i) above, with respect to the Purchased Securities then subject to Transactions that are rated "BB-" (or the equivalent) or higher, following the consummation of the proposed Transaction, at least 75% of such Purchased Securities by Market Value have the Seller as the special servicer for the mortgage loans underlying such Purchased Securities; and

                (9) with respect to any proposed Transaction for Purchased Securities which are rated "BB-" (or the equivalent) or lower or are not rated, in the event an Affiliate of the Seller owns the Related Securities (it being understood that for purposes of this provision, Related Securities shall include (a) the securities issued in a "real estate mortgage investment conduit" transaction which have no rating and (b) if such unrated securities do not entitle the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities, the securities which have a rating and entitle the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities), the Seller shall have

                (x) (i) caused ownership of the Related Securities to be transferred to the Seller simultaneous with or prior to the purchase of the Purchased Securities by Buyer and (ii) delivered to the Buyer a power of attorney and any other documentation reasonably required by the Buyer sufficient to permit the Buyer upon the occurrence and during the continuance of an Event of Default to register the transfer of the Related Securities from Seller to Buyer or its designee, or

                (y) delivered to the Buyer an agreement satisfactory to Buyer irrevocably conveying and transferring to Buyer the right to control the selection of the special servicer for the related mortgage loans if an Event of Default occurs under the Agreement.

     (c) Each Confirmation, together with the Agreement, including this Annex I, shall be conclusive evidence of the terms of the Transaction(s) covered thereby unless objected to in writing by Seller no more than two (2) Business Days after the date such Confirmation is received by Seller. An objection sent by Seller with respect to any Confirmation must state specifically that the writing is an objection, must specify the provision(s) of such Confirmation being objected to by Seller, must set forth such provision(s) in the manner that Seller believes such provisions should be stated, and must be received by Buyer no more than two (2) Business Days after such Confirmation is received by Seller.

     (d) No Transaction shall be terminable on demand by Buyer (other than upon the occurrence and during the continuance of an Event of Default by Seller or if a Sovereign Repurchase Event occurs). Seller shall be entitled to terminate a Transaction on demand, and repurchase all of the Purchased Securities and/or Purchased Loans subject to a Transaction on any Business Day prior to the Repurchase Date (an "Early Repurchase Date"); provided, however, that:
                     ---------------------    --------  -------

          (i) Seller repurchases on such Early Repurchase Date, all of the Purchased Securities and/or Purchased Loans subject to such Transaction,

          (ii) Seller notifies Buyer in writing of its intent to terminate such Transaction and repurchase such Purchased Securities and/or Purchased Loans no later than three (3) Business Days prior to such Early Repurchase Date,

          (iii) on such Early Repurchase Date Seller pays to Buyer an amount equal to the sum of the Repurchase Price for such Transaction, the Exit Fee, if any, and any other amounts payable under this Agreement (including, without limitation, Section 3(i) of this Annex I) with respect to such Transaction against transfer to the Seller or its agent of such Purchased Securities and/or Purchased Loans, and

          (iv) on such Repurchase Date, if the Minimum Seller's Equity Requirement has not been achieved and if a CF Sweep Event has occurred and is continuing with respect to any

     Purchased Security or Purchased Loan, Seller shall, if the Purchased Security or Purchased Loan in question is not being redeemed or satisfied by the underlying obligor, only be permitted to repurchase a Purchased Security or Purchased Loan (other than the Purchased Security or Purchase Loan that triggered a CF Sweep Event) if Seller pays to Buyer an amount, in addition to the amount referred to in clause (iii) above, on account of and to reduce the Repurchase Price of the Purchased Securities or Purchased Loans in respect of which such CF Sweep Event occurred, until the Repurchase Price for such Purchased Securities or Purchased Loans has been reduced to the amount (expressed in dollars) obtained by multiplying (i) the Market Value of such Purchased Securities or Purchased Loans as of such date by (ii) the "CF Sweep Purchase Percentage" applicable to such Purchased Securities or Purchased Loans, as set forth in Schedule I-A attached to this Annex I, respectively as of the date of such payment (as determined by Buyer after giving effect to such Principal Payment); and

        (v) if the reason for the termination of a Transaction is the related Purchased Security or Purchased Loan is simultaneous with such termination being included in a collateralized debt obligation (or CDO) transaction where Deutsche Banc AG or an Affiliate of Deutsche Banc AG is acting as sole lead manager and sole book runner (or as co-manager, if agreed to by Deutsche Banc in its sole discretion), then the proceeds of the transfer of such Purchased Security or Purchased Loan shall be applied as follows:

             (1) first, to pay to Buyer the amount referred to in clause (iii) above;

             (2) second, if a Transition Down Date has occurred, to reduce the Repurchase Price of any Purchased Securities or Purchased Loans then subject to Transactions in respect of which the Market Value is less than the Buyer's Margin Amount (using the higher Original Purchase Percentages and CF Sweep Purchase Percentages and lower Margin Maintenance Percentages then in effect as described in Section 4 of this Annex I) until the Repurchase Price of all Purchased Securities and Purchased Loans then subject to Transactions equals the Target Price (for this purpose, making such payment in the order of those Purchased Securities or Purchased Loans with the largest to smallest excess of Repurchase Price over Target Price); and

             (3) third, to pay any excess to the Seller.

Such notice shall set forth the Early Repurchase Date and shall identify with particularity the Purchased Securities and/or Purchased Loans to be repurchased on such Early Repurchase Date.

        (e) On the Repurchase Date, termination of the applicable Transactions will be effected by transfer to Seller or, if requested by Seller, its designee of the Purchased Securities and Purchased Loans and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Section 5 of this Annex I) against the simultaneous transfer of the Repurchase Price to an account of Buyer. Notwithstanding the foregoing, provided all of the Extension Conditions (as hereinafter defined) shall have been satisfied, the Repurchase Date shall be extended with respect to all of the Transactions until the first (1/st/) anniversary of the originally scheduled Repurchase Date (all of the other terms and conditions of such Transactions remaining the same). For purposes of the preceding sentence, the "Extension Conditions" shall be deemed to have been
                         --------------------
satisfied if:

             (i) Seller shall have given Buyer written notice, not less than thirty (30) days prior to the originally scheduled Repurchase Date, of Seller's desire to extend the Repurchase Date,

             (ii) no Default or Event of Default under the Agreement shall have occurred and be continuing as of the originally scheduled Repurchase Date; provided, that if a Default has occurred and is continuing as of the
           --------
     originally scheduled Repurchase Date and is in the process of being cured by the Seller, then the Repurchase Date shall be extended until the cure period expires at which time the Repurchase Date shall be extended if the Default is no longer continuing or shall be deemed to occur if an Event of Default exists, and

             (iii) Seller shall have paid Buyer an extension fee in an amount equal to one-quarter of one percent (0.25%) of the aggregate outstanding Repurchase Price of all Transactions as of the third anniversary of the date of the Agreement.

In the event the Repurchase Date is extended pursuant to this Section 3(e) of Annex I, then Seller shall be required to terminate all Transactions in part by paying 25% of the aggregate outstanding Repurchase Price as of the January 2005 Remittance Date on each of the Remittance Dates occurring in April, July and October 2005 and by paying any unpaid portion of the Repurchase Price of all Transactions on the Repurchase Date. Each such payment of the Repurchase Price of all Transactions shall reduce the Repurchase Price of individual Transactions on a pro rata basis.

     (f) Concurrently with its execution and delivery of the Agreement, Seller shall pay Buyer a structuring fee in an amount equal to $5,375,000 (such amount representing one and one-quarter percent (1.25%) of the Facility Amount). On each Purchase Date, Seller shall pay Buyer a usage fee (a "Usage Fee") in an
                                                              ----- ---
amount equal to one-quarter of one percent (0.25%) of the Purchase Price specified in the related Confirmation with respect to such Transaction; provided, however, that no such Usage Fee shall be payable in connection with
--------  -------
any Transaction until the aggregate Purchase Price of all Purchased Securities and Purchased Loans purchased by Buyer pursuant to the Agreement shall exceed $430,000,000 (determined on a cumulative basis).

     (g) If prior to the first day of any Pricing Rate Period with respect to any Transaction, (i) Buyer shall have determined (which determination shall be conclusive and binding upon Seller) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Pricing Rate Period, or (ii) the LIBO Rate determined or to be determined for such Pricing Rate Period will not adequately and fairly reflect the cost to Buyer (as determined and certified to Seller by Buyer) of making or maintaining Transactions during such Pricing Rate Period, Buyer shall give telecopy or telephonic notice thereof to Seller as soon as practicable thereafter. If such notice is given, the Pricing Rate with respect to such Transaction for such Pricing Rate Period, and for any subsequent Pricing Rate Periods until such notice has been withdrawn by Buyer, shall be a per annum rate (the "Alternative Rate") equal to a rate determined based on an index
           ----------------
approximating the behavior of LIBOR as reasonably determined by the Buyer (which may be the Prime Rate).

     (h) Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for Buyer to effect Transactions as contemplated by the Transaction Documents, (a) the commitment of Buyer hereunder to enter into new Transactions and to continue Transactions as such shall forthwith be canceled, and (b) the Transactions then outstanding shall be converted automatically to Alternative Rate Transactions on the last day of the then current Pricing Rate Period or within such earlier period as may be required by law. If any such conversion of a Transaction occurs on a day which is not the last day of the then current Pricing Rate Period with respect to such Transaction, Seller shall pay to Buyer such amounts, if any, as may be required pursuant to Section 3(i) of this Annex I.

     (i) Upon demand by Buyer, Seller shall indemnify Buyer and hold Buyer harmless from any net loss or expense (not to include any lost profit or opportunity) (including, without limitation, reasonable attorneys' fees and disbursements) which Buyer may sustain or incur as a consequence of (i) default by the Seller in terminating any Transaction after the Seller has given a notice in accordance with Section 3(d) of a termination of a Transaction, (ii) any payment of the Repurchase Price on any day other than a Remittance Date (including, without limitation, any such loss or expense in the nature of a breakage cost attributable thereto arising from the reemployment of funds obtained by Buyer to maintain Transactions hereunder or from fees payable to terminate the deposits from which such funds were obtained) or (iii) default by Seller in selling Eligible Securities or Eligible Loans after Seller has notified Buyer of a proposed Transaction and Buyer has agreed to purchase such Eligible Securities or Eligible Loans in accordance with the provisions of this Agreement. A certificate as to such costs, losses, damages and expenses, setting forth the calculations therefor shall be submitted promptly by Buyer to Seller and shall be conclusive and binding on Seller in the absence of manifest error.

     (j) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority or compliance by Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority having jurisdiction over Buyer made subsequent to the date hereof:

             (i) shall subject Buyer to any tax of any kind whatsoever with respect to the Transaction Documents, any Purchased Security or Purchased Loan or any Transaction, or change the basis of taxation of payments to Buyer in respect thereof (except for changes in the rate of tax on Buyer's overall net income);

             (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of Buyer which is not otherwise included in the determination of the LIBO Rate hereunder; or

             (iii)  shall impose on Buyer any other condition;

and the result of any of the foregoing is to increase the cost to Buyer, by an amount which Buyer deems to be material, of entering into, continuing or maintaining Transactions or to reduce, by an amount which Buyer deems to be material, any amount receivable under the Transaction Documents in respect thereof; then, in any such case, Seller shall promptly pay Buyer, upon its demand, any additional amounts necessary to compensate Buyer for such increased cost or reduced amount receivable. If Buyer becomes entitled to claim any additional amounts pursuant to this Section 3(j), it shall promptly notify Seller of the event by reason of which it has become so entitled. A certificate as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by Buyer to Seller and shall be conclusive and binding upon Seller in the absence of manifest error. This covenant shall survive the termination of the Agreement and this Annex I and the repurchase by Seller of any or all of the Purchased Securities and Purchased Loans.

     (k) If Buyer shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Buyer or any corporation controlling Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does have the effect of reducing the rate of return on Buyer's or such corporation's capital as a consequence of its obligations hereunder to a level below that which Buyer or such corporation could have achieved but for such adoption, change or compliance by an amount deemed by Buyer to be material, then from time to time, after submission by Buyer to Seller of a written request therefore, Seller shall pay to Buyer such additional amount or amounts as will compensate Buyer for such reduction. A certificate as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by Buyer to Seller and shall be conclusive and binding upon Seller in the absence of manifest error. This covenant shall survive the termination of the Agreement and this Annex I and the repurchase by Seller of any or all of the Purchased Securities and Purchased Loans.

     (1) If (x) the Seller's Equity at any time equals or exceeds the Minimum Sellers' Equity Requirement and with respect to the Purchased Securities only, the number of issues of Purchased Securities which are then subject to Transactions at any time equals or exceeds the Minimum CMBS Diversification or
(y) the rating of any Purchased Security then subject to a Transaction is upgraded (such date, the "Transition Up Date"), then, so long as an Event of
                          ------------------
Default shall not have occurred,

          (i) the Original Purchase Percentage, CF Sweep Purchase Percentage and Margin Maintenance Percentage shall, without further action of the parties, immediately be deemed increased as set forth in Schedule I-A attached hereto (1) in the case of clause (x), with respect to all Purchased Securities and Purchased Loans then subject to Transactions (i.e. the percentages that apply shall shift horizontally to the right one column under each such heading), or (2) in the case of clause (y), with respect to the affected Purchased Security (i.e. the percentages that apply shall shift vertically upward to the applicable Rating Category), and

        (ii) on the Purchase Date for the initial Transaction following the Transition Up Date or on any Business Day not less than five (5) Business Days after the Transition Up Date, as determined by Seller, the Buyer shall transfer to an account of Seller the corresponding increase in the Purchase Price which reflects the new higher Original Purchase Percentage for the applicable Purchased Loans and Purchased Securities referred to in the preceding clause (i) and Buyer and Seller shall enter into an amended and restated Confirmation reflecting such change in Purchase Price for each prior Transaction;

provided, that such increase in Purchase Price reflecting the higher Original
--------
Purchase Percentage for each Purchased Security or Purchased Loan which was included in a Transaction prior to such Purchase Date shall in no event reduce the Seller's Equity below the Minimum Seller's Equity Requirement.

4.   MARGIN MAINTENANCE

     (a) Paragraphs 4(a), 4(b) and 4(c) of the Agreement are hereby modified in their entirety to read as follows:

      "(a) If at any time, either (i) the Market Value of any of the Purchased Securities or Purchased Loans shall be less than the Buyer's Margin Amount for such Purchased Securities or Purchased
      Loans, respectively (a "Margin Deficit"), or (ii) a Credit Loss
                              --------------
      shall occur with respect to any Purchased Securities that have a rating of "B-" (or the equivalent) or higher from a Rating Agency or Purchased Loans, then Buyer may by notice to Seller require Seller to transfer to Buyer (A) cash or (B) additional collateral acceptable to Buyer in its sole and absolute discretion, so that the sum obtained by adding the Market Value of such Purchased Securities or Purchased Loans plus such cash and additional collateral shall equal or exceed the Deficit Cure Amount for such Purchased Securities or Purchased Loans, respectively, as of the same date. Seller's failure to cure any Margin Deficit as required by the preceding sentence shall constitute an Event of Default under the Transaction Documents and shall entitle Buyer to exercise its remedies under Section 14 of Annex I (including, without limitation, the liquidation remedy provided for in Section

      14(a)(iv) of this Annex I). In connection with the foregoing, if the Margin Deficit is caused at any time by the Seller's Equity (which previously exceeded the Minimum Seller's Equity
      Requirement) falling below the Minimum Seller's Equity
      Requirement or by the Minimum CMBS Diversification (which
      previously was in effect) no longer being in effect (such date, the "Transition Down Date"), then
           --------------------

                    (1) except as described in clause (2) below, the
               Original Purchase Percentages and CF Sweep Purchase Percentages shall automatically be reduced to the lower Original Purchase Percentages and CF Sweep Purchase Percentages and the Margin Maintenance Percentages shall automatically be increased to the higher Margin Maintenance Percentages, in each case for the Purchased Securities and/or Purchased Loans subject to Transactions as of such Transition Down Date, and

                    (2) in the event the Transaction Down Date was
               caused by a collateralized debt obligation (or CDO) transaction, in which Deutsche Banc Alex. Brown Inc. acts as sole lead manager and sole book-runner (or as co-manager, if agreed to by Deutsche Banc in its sole discretion), (x) during the (9) months following the closing of such transaction the Original Purchase Percentages, CF Sweep Purchase Percentage and Margin Maintenance Percentages shall not be reduced or increased as described in (1) above and shall remain at the Original Purchase Percentages, CF Sweep Purchase Percentages and Margin Maintenance Percentages that applied immediately before the collateralized debt obligation (or CDO) transaction (i.e. during such nine
               (9) month period Buyer shall apply Income deposited in the Cash Management Account pursuant to Section 5 utilizing such higher or lower percentages, as the case may be) and (y) at the end of such nine (9) month period, the Original Purchase Percentages, CF Sweep Purchase Percentages and Margin Maintenance Percentages shall be determined by whether the Minimum Seller's Equity Requirement and the Minimum CMBS Diversification is achieved at such time."

      "(b) If any time the aggregate Market Value of any Purchased Security in any Rating Category or any Purchased Loan in any Collateral Type Grouping multiplied by the "Original Purchase Percentage" (as such Original Purchase Percentage may be adjusted in accordance with this Agreement) for such Purchased Security or such Purchased Loan shall be greater than the aggregate Repurchase Price for the Transaction relating to such Purchased Security or Purchased Loan, respectively (a "Margin
                                                             ------
      Excess") then Seller may by notice to Buyer require Buyer to
      ------
      transfer to Seller cash in an amount (expressed in dollars) up to the Margin Excess; provided, that any such transfer of cash
                            --------
      (1) shall be subject to the restrictions set forth in the parenthetical in the definition of "Purchase Price", (2) shall not be in an amount less than $500,000 and (3) shall be evidenced by amended and restated Confirmations.

      "(c) If any notice is given by Buyer under Paragraph 4(a) of the Agreement at or before the Margin Notice Deadline on any Business Day, the Seller shall transfer cash or additional collateral as provided in Paragraph 4(a) no later than the close of business in the relevant market on the next following Business Day. If any such notice is given after the Margin Notice Deadline, the Seller shall transfer such cash or additional collateral no later than the close of business in the relevant market on the second Business Day following such notice. If any notice is given by Seller under Paragraph 4(b) of the Agreement prior to the close of business on any Business Day, the Buyer shall transfer cash as provided in Paragraph 4(b) no later than the close of business in the relevant market on the second Business Day following such notice. Notice required pursuant to Paragraph 4(a) or 4(b) of the Agreement may be given by any means of telecopier or telegraphic transmission and shall be delivered in accordance with the terms of the Agreement. The failure of Buyer or Seller on any one or more occasions, to exercise its rights under Paragraph 4(a) or 4(b) of the Agreement shall not change or alter the terms and conditions to which the Agreement is subject or limit the right of Buyer or Seller to do so at a later date. Buyer and Seller agree that any failure or delay by Buyer to exercise its rights under Paragraph 4(a) of the Agreement shall not limit such party's rights under the Agreement or otherwise existing by law or in any way create additional rights for such party.

  (b) Paragraph 4(d) of the Agreement is hereby modified in its entirety to read as follows:

      "(d) Any cash transferred to Buyer pursuant to Paragraph 4(a) of the Agreement with respect to any Purchased Securities or any Purchased Loans shall be attributed to the relevant Transaction."

  (c) Paragraphs 4(e) and 4(f) of the Agreement are hereby deleted in their respective entireties.

5.   INCOME PAYMENTS AND PRINCIPAL PAYMENTS

     The provisions of Paragraph 5 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 5:

     (a) The Cash Management Account shall be established at the Depository concurrently with the execution and delivery of the Agreement and this Annex I by Seller and Buyer. Buyer shall have sole dominion and control over the Cash Management Account. The Seller shall cause all Income in respect of the Portfolio Collateral, as well as any payments in respect of associated Hedging Transactions, to be deposited directly into the Cash Management Account. Such income shall be remitted by the Depository in accordance with the applicable provisions of Sections 5(b), 5(c), 5(d) 5(e), 5(f) and 14(a)(iii) of this Annex I.

     (b) With respect to Purchased Loans, Seller shall deliver to each Mortgagor, issuer of a participation or borrower under a Purchased Loan an irrevocable direction letter in the form attached as Exhibit X to this Agreement
                                                     ---------
instructing the Mortgagor, issuer of a participation or borrower to pay all amounts payable under the related Purchased Loan to the Cash Management Account and shall provide to Buyer proof of such delivery. If a Mortgagor, issuer of a participation or borrower forwards any Income with respect to a Purchased Loan to Seller rather than directly to the Cash Management Account, Seller shall (i) deliver an additional irrevocable direction letter to the applicable Mortgagor, issuer of a participation or borrower and make other commercially reasonable efforts to cause such Mortgagor, issuer of a participation or borrower to forward such amounts directly to the Cash Management Account and (ii) immediately deposit in the Cash Management Account any such amounts.

     (c) So long as no Event of Default or CF Sweep Event with respect to any Purchased Security and Purchased Loan shall have occurred and be continuing, all Income received by the Depository in respect of the Portfolio Collateral and the associated Hedging Transactions (other than Principal Payments) during each Collection Period shall be applied by the Depository on the related Remittance Date as follows:

          (i) first, to remit to Buyer an amount equal to the Price Differential which has accrued and is outstanding as of such Remittance Date; and

          (ii)   second, to remit to Seller the remainder, if any.

     (d) So long as no Event of Default with respect to any Purchased Security and Purchased Loan shall have occurred, any Principal Payment received by the Depository in respect of any Portfolio Collateral during each Collection Period (including, without limitation, after a CF Sweep Event shall have occurred) shall be applied by the Depository on the related Remittance Date in the following order of priority:

          (i) first, to make a payment to Buyer on account of the Repurchase Price of the Purchased Securities or Purchased Loans in respect of which such Principal Payment has been received, until the Repurchase Price for such Purchased Securities or Purchased Loans has been reduced to the Target Price for such Purchased Securities or Purchased Loans, respectively as of the date of such payment (as determined by Buyer after giving effect to such Principal Payment);

          (ii) second, to make a payment on account of the Repurchase Price of any other Purchased Securities or Purchased Loans as to which the Repurchase Price exceeds the Target Price (for this purpose, making such payment in the order of those Purchased Securities or Purchased Loans with the largest to smallest excess of Repurchase Price over Target Price), until the aggregate Repurchase Price for all of such Purchased Securities or Purchased Loans has been reduced to the aggregate Target Price for all of the Purchased Securities or Purchased Loans, respectively as of the date of such payment (as determined by Buyer after giving effect to such Principal Payment); and

          (iii)  third, to remit to Seller the remainder of such Principal
     Payment.

     (e) If a CF Sweep Event with respect to any Purchased Security or Purchased Loan shall have occurred, all Income received by the Depository in respect of the Portfolio Collateral and the associated Hedging Transactions (other than Principal Payments) shall be applied by the Depository on the Business Day next following the Business Day on which such funds are deposited in the Cash Management Account as follows:

          (i) first, to remit to Buyer an amount equal to the Price Differential which has accrued and is outstanding in respect of all of the Purchased Securities and Purchased Loans as of such Business Day;

          (ii) second, to make a payment to Buyer on account of the Repurchase Price of the Purchased Securities or Purchased Loans in respect of which a CF Sweep Event occurred, until Repurchase Price for such Purchased Securities or Purchased Loans has been reduced to the Target Price for such Purchased Securities or Purchased Loans, respectively, as of the date of such payment (as determined by Buyer after giving effect to such Principal Payment); and

        (iii)   third, to remit to Seller the remainder.

  (f) If an Event of Default shall have occurred and be continuing, all Income received by the Depository in respect of the Portfolio Collateral and the associated Hedging Transactions shall be applied by the Depository on the Business Day next following the Business Day on which such funds are deposited in the Cash Management Account as follows:

        (i) first, to remit to Buyer an amount equal to the Price Differential which has accrued and is outstanding in respect of all of the Purchased Securities and Purchased Loans as of such Business Day;

        (ii) second, to make a payment to Buyer on account of the Repurchase Price of the Purchased Securities and Purchased Loans until the Repurchase Price for all of the Purchased Securities and Purchased Loans has been reduced to zero; and

        (iii)  third, to remit to Seller the remainder.

6.   SECURITY INTEREST

     Paragraph 6 of the Agreement is hereby modified in its entirety to read as follows:

          The Buyer and Seller intend that all Transactions hereunder be sales to the Buyer of the Purchased Securities and Purchased Loans and not loans from the Buyer to Seller secured by the Purchased Securities and Purchased Loans. However, in the event any such Transaction is deemed to be a loan, Seller hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property owned by the Seller, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (collectively, the "Collateral") to the Buyer to
                                      ----------
          secure the payment and performance of all other amounts or obligations owing to the Buyer pursuant to this Agreement and the related documents described herein:

     (a) the Purchased Securities and all "securities accounts" (as defined in Section 8-501(a) of the UCC) to which any or all of the Purchased Securities are credited;

     (b) the Purchased Loans, Servicing Agreements, Servicing Records, insurance relating to the Purchased Loans, and collection and escrow accounts relating to the Purchased Loans;

     (c) the Cash Management Account and all monies from time to time on deposit in the Cash Management Account;

     (d) all "general intangibles", "accounts" and "chattel paper" as defined in the UCC relating to or constituting any and all of the foregoing; and

     (e) all replacements, substitutions or distributions on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

The Buyer's security interest in the Collateral shall terminate only upon termination of the Seller's obligations under this Agreement and the documents delivered in connection herewith and therewith. For purposes of the grant of the security interest pursuant to Paragraph 6 of the Agreement, the Agreement shall be deemed to constitute a security agreement under the New York Uniform Commercial Code (the "UCC"). Buyer shall have all of
                                                 ---
the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York. In furtherance of the foregoing, (a) Seller, at its sole cost and expense, shall cause to be filed in such locations as may be necessary to perfect and maintain perfection and priority of the security interest granted hereby, UCC-1 financing statements and continuation statements (collectively, the "Filings"), and shall forward copies
                                            -------
of such Filings to Buyer upon completion thereof, and (b) Seller shall from time to time take such further actions as may be reasonably requested by Buyer to maintain and continue the perfection and priority of the security interest granted hereby (including marking its records and files to evidence the interests granted to Buyer hereunder).

7.   PAYMENT, TRANSFER AND CUSTODY

     The provisions of Paragraph 7 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 7:

     (a) Subject to the terms and conditions of this Agreement, on the Purchase Date for each Transaction, ownership of the Portfolio Securities and/or Purchased Loans shall be transferred to Buyer or its designee (including the Custodian) against the simultaneous transfer of the Purchase Price to an account of Seller specified in the Confirmation relating to such Transaction.

     (b) On or prior to the applicable Purchase Date, the Seller shall deliver the related Portfolio Securities owned by the Seller re-registered in the name of the Buyer or other designee of the Buyer in accordance with the Custodial Agreement (or, subject to the approval of Buyer, together with documentation sufficient to permit the re-registration of the Purchased Securities by the Buyer in the name of the Buyer or other designee of the Buyer) and the Buyer or its other designee shall have all rights of conversions, exchange, subscription and any other rights, privileges and options pertaining to such Portfolio Securities as the owner thereof, and, subject to the terms and conditions of this Agreement, in connection therewith, the right to deposit and deliver any and all of such Portfolio Securities with any committee, depositary transfer, agent, register or other designated agency upon such terms and conditions as the Buyer may reasonably determine. Such Portfolio Securities shall be held by the Buyer or its designee, as exclusive bailee and agent for the Buyer, either directly or through the facilities of a Relevant System, as "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC and 31 C.F.R.
Section 357.2) and credited to the "securities account" (as defined in
Section 8-501(a) of the UCC) of the Buyer. The Buyer, as "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to such Portfolio Securities, shall be entitled to receive all cash dividends and distributions paid in respect thereof. Any such dividends or distributions with respect to such Portfolio Securities received by the Seller shall be promptly remitted to the Cash Management Account.

     (c) With respect to Portfolio Securities owned by the Seller that shall be delivered or held in uncertificated form and the ownership of which is registered on books maintained by the issuer thereof or its transfer agent, the Seller shall cause the registration of such security or other item of investment property in the name of Buyer or its designee and at the request of the Buyer, shall take such other and further steps, and shall execute and deliver such documents or instruments necessary in the reasonable opinion of the Buyer, to effect a legally valid transfer to Buyer hereunder. With respect to such Portfolio Securities that shall be delivered or held in definitive, certificated form, the Seller shall deliver to the Buyer or its designee (which shall be the Custodian initially) the original of the relevant certificate registered in the name of the Buyer or its designee (or, subject to the approval of Buyer, together with documentation sufficient to permit the re-registration of the Purchased Securities by the Buyer in the name of the Buyer or other designee of the Buyer). Unless otherwise instructed by Buyer, any delivery of a security or other item of investment property in definitive, certificated form shall be made to the Custodian. With respect to such Portfolio Securities that shall be delivered through a Relevant System in book entry form and credited to or otherwise held in a securities account, the Seller shall take such actions necessary to provide instruction to the relevant financial institution or other entity to register the transfer of Portfolio Securities from Seller to Buyer or its designee. In connection with any account to which such Portfolio Securities are credited or otherwise held, the Seller shall execute and deliver such other and further documents or instruments necessary, in the reasonable opinion of the Buyer, to effect a legally valid transfer to Buyer hereunder. Any account to which the Portfolio Securities are credited or otherwise held shall be designated in accordance with the Custodial Agreement or such variation thereon as the Buyer may direct. Any delivery of such a Portfolio Security in accordance with this paragraph, or any other method acceptable to the Buyer, shall be sufficient to cause the Buyer to be the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to such Portfolio Securities and, if the Transaction is recharacterized as a secured financing, to have a perfected first priority security interest therein. No Portfolio Securities owned by Seller, whether certificated or uncertificated, shall remain in the name, or possession, of Seller or any of its agents or in any securities account in the name of Seller or any of its agents.

  (d) As a condition to Buyer's purchase of any Securities, Seller shall deliver to Buyer on or prior to the Purchase Date with respect to such Securities:

      (A) copies of the executed Securitization Document governing such Securities, and the offering documents related to such Securities, each certified by the Seller as a true, correct and complete copy of the original document delivered to the Seller, and any ancillary documents required to be delivered to holders of the Securities under such Securitization Document (which documents may be delivered in electronic mail or "e-mail" format);

      (B) one or more officer's certificates with respect to the completeness of the documents delivered and one or more opinions of counsel, if any, with respect to the foregoing as may be reasonably requested by Buyer,

      (C) an instruction letter from the Seller to the Trustee under such Securitization Document, instructing the Trustee to remit all sums required to be remitted to the holder of such Securities under such Securitization Document to the Depository or as otherwise directed in a written notice signed by Seller and Buyer,

      (D) copies of all distribution statements, if any, delivered to the Seller pursuant to such Securitization Document during the three-month period immediately preceding such Purchase Date, and

      (E) any other documents or instruments necessary in the reasonable opinion of the Buyer to consummate the sale of such Securities to the Buyer or, if such Transaction is recharacterized as a secured financing, to create and perfect in favor of Buyer a valid perfected first priority security interest in such Securities.

  (e) On or before each Purchase Date with respect to each Purchased Loan, Seller shall deliver or cause to be delivered to Buyer or its designee the Custodial Delivery in the form attached hereto as Exhibit IV. On or before each Purchase Date, with respect to each Table Funded Purchased Loan, the Seller shall cause the Settlement Agent to deliver to the Custodian by facsimile the related Mortgage Note, the Insured Closing Letter and Escrow Instructions, and a Settlement Agent trust receipt issued thereunder. In connection with each sale, transfer, conveyance and assignment of a Purchased Loan, on or prior to each Purchase Date with respect to such Purchased Loan (other than a Table Funded

Purchased Loan) or by not later than 12:00 p.m. (New York time) on the third Business Day following the applicable Purchase Date with respect to each Table Funded Purchased Loan, the Seller shall deliver or cause to be delivered and released to the Custodian the following original documents (collectively, the

"Purchased Loan File"), pertaining to each of the Purchased Loans identified in
--------------------
the Custodial Delivery delivered therewith:

     With respect to each Purchased Loan secured by a Mortgage:

        (i) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse or, except as provided in that certain Master Repurchase Agreement dated as of January 29, 2002 between Delaware Bonds Holdings, Inc. and Deutsche Bank AG, New York Branch, warranty" and signed in the name of the last endorsee (the

     "Last Endorsee") by an authorized Person (in the event that the Purchased
     --------------
     Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]") or a lost note affidavit in a form reasonably approved by Buyer, with a copy of the applicable Mortgage Note attached thereto.

        (ii) The original of any guarantee executed in connection with the Mortgage Note (if any).

        (iii) The original Mortgage with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

        (iv) The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

        (v) The original Assignment of Mortgage in blank for each Purchased Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Purchased Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form:
     "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated while doing business under another name, the signature must be in the following form:
     "[Last Endorsee], formerly known as [previous name]").

        (vi) The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

        (vii) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable marked commitment to issue the same.

        (viii) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Purchased Loan.

        (ix) The original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller, certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

        (x) The originals of all intervening assignments of assignment of leases and rents, if any, or copies thereof, with evidence of recording thereon.

        (xi) A copy of the UCC-1 financing statements, certified as true and correct by Seller, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC-3 assignments executed by Seller in blank, which UCC-3 assignments shall be in form and substance acceptable for filing.

        (xii)   An environmental indemnity agreement (if any).

        (xiii)  An omnibus assignment in blank (if any).

        (xiv) A disbursement letter from the Mortgagor to the original mortgagee (if any).

        (xv)    Mortgagor's certificate or title affidavit (if any).

        (xvi) A survey of the Mortgaged Property (if any) as accepted by the title company for issuance of the Title Policy.

        (xvii)  A copy of the Mortgagor's opinion of counsel (if any).

        (xviii) An assignment of permits, contracts and agreements (if any).

     With respect to each Purchased Loan which is a mezzanine loan secured by a pledge of the entire equity ownership interest in an entity that owns a multifamily or commercial property:

        (i) The original Mezzanine Note signed in connection with the Purchased Loan bearing all intervening endorsements, endorsed "Pay to the order of __________ without recourse or, except as provided in that certain Master Repurchase Agreement dated as of January 29, 2002 between Delaware Bonds Holdings, Inc. and Deutsche Bank AG, New York Branch, warranty" and signed in the name of the Last Endorsee by an authorized Person (in the event that the Mezzanine Note was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]") or a lost note affidavit in a form reasonably approved by Buyer with a copy of the applicable Mezzanine Note attached thereto.

        (ii) The original of the loan agreement and the guarantee, if any, executed in connection with the Purchased Loan.

        (iii) The original intercreditor or loan coordination agreement, if any, executed in connection with the Purchased Loan.

        (iv) The original security agreement, if any, executed in connection with the Purchased Loan.

        (v) Copies of all documents relating to the formation and organization of the borrower of such Purchased Loan, together with all consents and resolutions delivered in connection with such borrower's obtaining the Purchased Loan.

        (vi) All other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Loan, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Loan, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property.

        (vii) The assignment of Purchased Loan sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Loan.

        (viii)    A copy of the borrower's opinion of counsel (if any).

        (ix) A copy of the UCC-1 financing statements, certified as true and correct by th e Seller, and all necessary UCC-3 continuation statements with evidence of filing thereon or copies thereof certified by the Seller to have been sent for filing, and UCC-3 assignments executed by the Seller in blank, which UCC-3 assignments shall be in form and substance acceptable for filing.

        (x) The original certificates representing the pledged equity interests (if any).

        (xi) Stock powers relating to each pledged equity interest, executed in blank, if an original stock certificate is provided.

        (xii) Assignment of any management agreements, agreements among equity interest holders or other material contracts.

        (xiii) If no original stock certificate is provided, evidence (which may be an officer's certificate confirming such circumstances) that the pledged ownership interests have been transferred to, or otherwise made subject to a first priority security interest in favor of, the Seller.

     With respect to each Purchased Loan which is a junior participation interest (including a junior or "B" note) in a commercial mortgage loan secured by a first lien on a multifamily or commercial property;

        (i) Originals or copies of all of the applicable documents described above with respect to a Purchased Loan secured by a Mortgage.

        (ii) The original of any participation agreement, intercreditor agreement and/or servicing agreement executed in connection with the Purchased Loan.

        (iii) The assignment of Purchased Loan sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Loan.

     From time to time, Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Loan approved in accordance with the terms of the Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as Buyer shall request from time to time. With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to Buyer a true copy thereof with an officer's certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. Seller shall deliver such original documents to the Custodian promptly when they are received. With respect to all of the Purchased Loans delivered by Seller to Buyer or its designee (including the Custodian), Seller shall execute an omnibus power of attorney substantially in the form of Exhibit V attached hereto irrevocably appointing Buyer its attorney-in-fact with full power to (i) complete and record the Assignment of Mortgage,
(ii) complete the endorsement of the Mortgage Note or Mezzanine Note and (iii) take such other steps as may be necessary or desirable to enforce Buyer's rights against such Purchased Loans and the related Purchased Loan Files and the Servicing Records. Buyer shall deposit the Purchased Loan Files representing the Purchased Loans, or direct that the Purchased Loan Files be deposited directly, with the Custodian. The Purchased Loan Files shall be maintained in accordance with the Custodial Agreement. Any Purchased Loan Files not delivered to Buyer or its designee (including the Custodian) are and shall be held in trust by Seller or its designee for the benefit of Buyer as the owner thereof. Seller or its designee shall maintain a copy of the Purchased Loan File and the originals of the Purchased Loan File not delivered to Buyer or its designee.
The possession of the Purchased Loan File by Seller or its designee is at the will of the Buyer for the sole purpose of servicing the related Purchased Loan, and such retention and possession by the Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of Seller or its designee shall be marked appropriately to reflect clearly the transfer, subject to the terms and conditions of this Agreement, of the related Purchased Loan to Buyer. Seller or its designee (including the Custodian) shall release its custody of the Purchased Loan File only in accordance with written instructions from Buyer, unless such release is required as incidental to the servicing of the Purchased Loans or is in connection with a repurchase of any Purchased Loan by Seller.

     (f) Unless an Event of Default on the part of Seller shall have occurred and be continuing, Buyer shall exercise, or permit the Seller to exercise, all voting and corporate rights with respect to the Portfolio Securities in accordance with Seller's written instructions; provided, however, that Buyer
                                               --------  -------
shall not be required to follow Seller's instructions concerning any vote or corporate right if doing so would, in Buyer's good faith reasonable business judgment, impair the Purchased Securities or be inconsistent with or result in any violation of any provision of the Transaction Documents; provided, further,
                                                             --------- -------
however, that so long as an Event of Default on the part of Seller has not
-------
occurred and is not continuing, upon request of Seller, Buyer shall provide to Seller a revocable power of attorney allowing Seller to exercise voting and corporate rights with respect to the Purchased Securities directly. Buyer shall notify Seller promptly (and shall endeavor to notify Seller within two (2) Business Days), if Buyer makes any determination described in the preceding proviso not to follow Seller's instructions. Upon the occurrence and during the continuation of an Event of Default, Buyer shall be entitled to exercise all voting and corporate rights with respect to the Portfolio Securities without regard to Seller's instructions (including, but not limited to, if an Act of Insolvency shall occur with respect to Seller or the Sponsor, to the extent Seller controls or is entitled to control selection of the special servicer, Buyer may transfer such special servicing to an entity satisfactory to Buyer).

8.   SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED SECURITIES

     The provisions of Paragraph 8 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 8:

   (a) Title to all Purchased Securities and Purchased Loans shall pass to Buyer on the applicable Purchase Date, and Buyer shall have free and unrestricted use of all Purchased Securities and Purchased Loans, subject, however, to the limitation set forth in the Agreement, including, without limitation, Section 7(f) above. Nothing in the Agreement or any other Transaction Document shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities and Purchased Loans or otherwise selling, transferring, pledging, repledging, hypothecating, or rehypothecating the Purchased Securities and Purchased Loans, but no such transaction shall relieve Buyer of its obligations
(x) to transfer the Purchased Securities and/or Purchased Loans to Seller pursuant to Sections 3 or 14 of this Annex I, (y) to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Section 5 hereof or (z) to obtain Seller's instructions pursuant to and otherwise comply with Section 7(f) hereof.

   (b) Nothing contained in the Agreement or any other Transaction Document shall obligate Buyer to segregate any Purchased Securities or Purchased Loans delivered to Buyer by Seller. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, no Purchased Security or Purchased Loans shall remain in the custody of the Seller or an Affiliate of the Seller.

9.     SUBSTITUTION

       Paragraph 9 of the Agreement ("Substitution") is hereby deleted in its entirety and replaced by the following:

       (a) In the case of any Transaction for which the Repurchase Date is other than the Business Day immediately following the Purchase Date and with respect to which Seller does not have any existing right to substitute substantially the same Eligible Loans or Eligible Securities for the Purchased Loans or Purchased Securities, respectively, Seller shall have the right, subject to the proviso to this sentence, upon notice to Buyer, which notice shall be given at or prior to 10:00 a.m. (New York time) on such Business Day, to substitute substantially the same Eligible Loans or Eligible Securities for any Purchased Loans or Purchased Securities, respectively, provided, however, that Buyer may elect, in the
                          --------  -------
exercise of its good faith business judgment, by the close of business on the Business Day notice is received, or by the close of the next Business Day if notice is given after 10:00 a.m. (New York time) on such day, not to accept such substitution. In the event such substitution is accepted by Buyer, such substitution shall be made by Seller's transfer to Buyer of such other Eligible Loans or Eligible Securities and Buyer's transfer to Seller of such Purchased Loans or Purchased Securities, respectively, and after substitution, the substituted Eligible Loans or Eligible Securities shall be deemed to be Purchased Loans or Purchased Securities, respectively. In the event Buyer elects not to accept such substitution, Buyer shall offer Seller the right to terminate the Transaction.

  (b) In the event Seller exercises its right to substitute or terminate under sub-paragraph (a), Seller shall be obligated to pay to Buyer, by the close of the Business Day of such substitution or termination, as the case may be, an amount equal to (A) Buyer's actual out-of-pocket cost (including all fees, expenses and commissions) of (i) entering into replacement transactions; (ii) entering into or terminating hedge transactions; and/or (iii) terminating transactions or substituting mortgage loans in like transactions with third parties in connection with or as a result of such substitution or termination, and (B) to the extent Buyer determines not to enter replacement transactions, the loss incurred by Buyer directly arising or resulting from such substitution or termination. The foregoing amounts shall be solely determined and calculated by Buyer in good faith, with such calculations provided to Seller in writing prior to the closing of such substitution or termination.

10.   REPRESENTATIONS

     (a) In addition to the representations and warranties appearing in Paragraph 10 of the Agreement, Seller represents and warrants to Buyer that as of the Purchase Date for the purchase of any Purchased Securities or Purchased Loans by Buyer from Seller and any Transaction thereunder and as of the date of the Agreement and at all times while the Agreement and any Transaction thereunder is in full force and effect:

             (i)   Organization.  Seller is duly organized, validly existing and
                   ------------
         in good standing under the laws and regulations of the state of Seller's organization and is duly licensed, qualified, and in good standing in every state where such licensing or qualification is necessary for the transaction of Seller's business. Seller has the power to own and hold the assets it purports to own and hold, and to carry on its business as now being conducted and proposed to be conducted, and has the power to execute, deliver, and perform its obligations under the Agreement and the other Transaction Documents.

             (ii)  Due Execution; Enforceability. The Transaction Documents have
                   -----------------------------
         been duly executed and delivered by Seller, for good and valuable consideration. The Transaction Documents constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to equitable principles.

             (iii) Non-Contravention.  Neither the execution and delivery of
                   -----------------
          the Transaction Documents, nor consummation by Seller of the transactions contemplated by the Transaction Documents (or any of them), nor compliance by Seller with the terms, conditions and provisions of the Transaction Documents (or any of them) will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the limited liability company agreement of Seller,
          (ii) any contractual obligation to which Seller is now a party or the rights under which have been assigned to Seller or the obligations under which have been assumed by Seller or to which the assets of Seller are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of the assets of Seller, other than pursuant to the Transaction Documents,
          (iii) any judgment or order, writ, injunction, decree or demand of any court applicable to Seller, or (iv) any applicable Requirement of Law. Seller has all licenses, permits and other consents from Governmental Authorities necessary to acquire, own and sell the Portfolio Collateral and for the performance of its obligations under the Transaction Documents, other than such licenses, permits and other consents which if not obtained are not reasonably likely to result in a material adverse effect on the Seller.

             (iv)  Litigation; Requirements of Law.  There is no action, suit,
                   -------------------------------
          proceeding, investigation, or arbitration pending or, to the best knowledge of Seller, threatened against Seller, the Sponsor or any of their respective assets, which may result in any material adverse change in the business, operations, financial condition, properties, or assets of Seller or the Sponsor, or which may have an adverse effect on the validity of the Transaction Documents or the Purchased Securities or any action taken or to be taken in connection with the obligations of Seller under any of the Transaction Documents. Seller is in compliance in all material respects with all Requirements of Law. Neither Seller nor the Sponsor is in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority.

             (v)   No Broker.  Seller has not dealt with any broker, investment
                   ---------
          banker, agent, or other Person (other than Buyer or an Affiliate of Buyer) who may be entitled to any commission or compensation in connection with the sale of Purchased Securities pursuant to any of the Transaction Documents.

             (vi)    Good Title to Purchased Securities and Purchased Loans.
                     ------------------------------------------------------
          Immediately prior to the purchase of any Purchased Securities or Purchased Loans by Buyer from Seller, such Purchased Securities and Purchased Loans are free and clear of any lien, encumbrance or impediment to transfer (including any "adverse claim" as defined in Section 8-102(a)(1) of the UCC), and Seller is the record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Purchased Securities and Purchased Loans to Buyer and, upon transfer of such Purchased Securities or Purchased Loans to Buyer, Buyer shall be the owner of such Purchased Securities and Purchased Loans free of any adverse claim. In the event the related Transaction is recharacterized as a secured financing of the Purchased Securities or Purchased Loans, the provisions of the Agreement are effective to create in favor of the Buyer a valid security interest in all rights, title and interest of the Seller in, to and under the Collateral and the Buyer shall have a valid, perfected first priority security interest in the Purchased Securities or Purchased Loans (and without limitation on the foregoing, the Buyer, as entitlement holder, shall have a "security entitlement" to the Purchased Securities).

             (vii)   No Default.  No Default or Event of Default exists under or
                     ----------
          with respect to the Transaction Documents.

             (viii)  Chief Executive Office.  On the date of the Agreement, the
                     ----------------------
          Seller's chief executive office and principal place of business is located at 760 Northwest 107/th/ Avenue, Miami, Florida 33172. The location where the Seller keeps its books and records, including all computer tapes and records relating to the Collateral is its chief executive office.

             (ix)    Representations and Warranties Regarding Purchased Loans;
                     ---------------------------------------------------------
          Delivery of Purchased Loan File.  Seller represents and warrants to
          -------------------------------
          the Buyer that each Purchased Loan sold hereunder, as of each Purchase Date for a Transaction conforms in all material respects to the applicable representations and warranties set forth in Exhibit VI attached hereto, except as disclosed to the Buyer in writing. It is understood and agreed that the representations and warranties set forth in Exhibit VI hereto, if any, shall survive delivery of the respective Purchased Loan File to Buyer or its designee (including the Custodian). With respect to each Purchased Loan, the Mortgage Note or Mezzanine Note, the Mortgage (if any), the Assignment of Mortgage (if any) and any other documents required to be delivered under this Agreement and the Custodial Agreement for such Purchased Loan have been delivered to the Buyer or the Custodian on its behalf, except to the extent delivery has been waived by Buyer. Seller or its designee is in possession of a complete, true and accurate Purchased Loan File with respect to each Purchased Loan, except for such documents the originals of which have been delivered to the Custodian or such documents which the Buyer has agreed do not have to be included in such Purchased Loan File.

             (x)     Adequate Capitalization; No Fraudulent Transfer. Seller
                     ----------------------------------------------
          has, as of such Purchase Date, adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Seller is generally able to pay, and as of the date hereof is paying, its debts as they come due. Seller has not become, or is presently, financially insolvent nor will Seller be made insolvent by virtue of Seller's execution of or performance under any of the Transaction

          Documents within the meaning of the bankruptcy laws or the insolvency laws of any jurisdiction. Seller has not entered into any Transaction Document or any Transaction pursuant thereto in contemplation of insolvency or with intent to hinder, delay or defraud any creditor.

             (xi)    Consents. No consent, approval or other action of, or
                     --------
           filing by Seller with, any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of any of the Transaction Documents (other than consents, approvals and filings that have been obtained or made, as applicable).

             (xii)   Stockholders.  No transfer of the legal or beneficial
                     ------------
          ownership interests in the Seller has occurred which would constitute an Unpermitted Ownership Interest Transfer.

             (xiii)  Organizational Documents.  Seller has delivered to Buyer
                     ------------------------
          certified copies of its certificate of formation and limited liability company agreement, together with all amendments thereto and certified copies of the sponsor's organizational documents, together with all amendments thereto.

             (xiv)   No Encumbrances.  There are (i) no outstanding rights,
                     ---------------
          options, warrants or agreements on the part of Seller for a purchase, sale or issuance, in connection with the Purchased Securities or Purchased Loans, (ii) no agreements on the part of the Seller to issue, sell or distribute the Purchased Securities or Purchased Loans (other than with an Affiliate of the Buyer), and (iii) no obligations on the part of the Seller (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Purchased Securities.

             (xv)    Federal Regulations.  Seller is not (A) an "investment
                     -------------------
          company," or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended, or (B) a "holding company," or a "subsidiary company of a holding company," or an "affiliate" of either a "holding company" or a "subsidiary company of a holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

             (xvi)   Taxes.  Seller has filed or caused to be filed all tax
                     -----
          returns which to the knowledge of Seller would be delinquent if they had not been filed on or before the date hereof and has paid all taxes shown to be due and payable on or before the date hereof on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it and any of its assets by any Governmental Authority; no tax liens have been filed against any of Seller's assets and, to Seller's knowledge, no claims are being asserted with respect to any such taxes, fees or other charges.

             (xvii)  ERISA.  Seller does not have any Plans or any ERISA
                     -----
          Affiliates and makes no contributions to any Plans or any Multiemployer Plans.

             (xviii) Judgments/Bankruptcy.  There are no judgments against
                     --------------------
          Seller or the Sponsor or unsatisfied of record or docketed in any court located in the United States of America as of the date hereof and no Act of Insolvency has ever occurred with respect to Seller or the Sponsor.

             (xix)  Full and Accurate Disclosure.  No information contained in
                    ----------------------------
          the Transaction Documents, or any written statement furnished by or on behalf of Seller pursuant to the terms of the Transaction Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

             (xx)   Financial Information.  All financial data concerning Seller
                    ---------------------
          and the Purchased Securities and Purchased Loans that has been delivered by or on behalf of Seller to Buyer is true, complete and correct in all material respects and has been prepared in accordance with GAAP; provided, that the foregoing representation is made to the
                     --------
          actual knowledge of the Seller with respect to any such financial data prepared by a third party (other than the Seller or an Affiliate of the Seller) and delivered to the Buyer. Since the delivery of such data, except as otherwise disclosed in writing to Buyer, there has been no change in the financial position of Seller or the Purchased Securities and Purchased Loans, or in the results of operations of Seller, which change is reasonably likely to have in a material adverse effect on Seller.

     (b) On the Purchase Date for any Transaction, Seller shall be deemed to have made all of the representations set forth in Section 10(a) of this Annex I as of such Purchase Date.

11.   NEGATIVE COVENANTS OF SELLER

     On and as of the date hereof and each Purchase Date and until the Agreement and this Annex I are no longer in force with respect to any Transaction, Seller shall not without the prior written consent of the Buyer:

     (a) take any action which would directly or indirectly impair or adversely affect Buyer's title to the Purchased Securities or the Purchased Loans;

     (b) transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Purchased Securities or the Purchased Loans (or any of them) to any Person other than Buyer, or engage in repurchase transactions or similar transactions with respect to the Purchased Securities or Purchased Loans (or any of them) with any Person other than Buyer;

     (c) with respect to any Purchased Securities purchased by Buyer that are rated lower than "BB" (or the equivalent) or are unrated and where the Related Securities are owned by Seller or an Affiliate of the Seller, transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of or pledge or hypothecate, directly or indirectly, any interest in the Related Securities (it being understood that for purposes of this provision Related Securities shall include (a) the securities issued in a "real estate mortgage investment conduit" transaction which have no rating and (b) if such unrated securities do not entitle the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities, the securities which have a rating and entitle the holder thereof to control the selection of the special servicer for the mortgage loans underlying such Purchased Securities); provided however, that this subsection (c) shall not apply or be operative as to any Purchased Securities as to which Seller has delivered an agreement reasonably satisfactory to Buyer irrevocably conveying and transferring to Buyer the right to control the selection of the special servicer for the related mortgage loans.

  (d) create, incur or permit to exist any lien, encumbrance or security interest in or on the Portfolio Securities or the Purchased Loans, except as described in Paragraph 6 of the Agreement;

  (e) create, incur or permit to exist any lien, encumbrance or security interest in or on any of the other Collateral subject to the security interest granted by Seller pursuant to Paragraph 6 of the Agreement;

  (f) modify or terminate any of the organizational documents of Seller;

  (g) consent or assent to any amendment or supplement to, or termination of, any Securitization Document, any note, loan agreement, mortgage or guaranty relating to the Purchased Loans or other material agreement or instrument relating to the Portfolio Securities or the Purchased Loans, other than in accordance with Section 7(f);

  (h) admit any additional members in Seller, or permit the Sponsor to assign or transfer all or any portion of its member interest in Seller, which, in either case, would result in an Unpermitted Ownership Interest Transfer;

  (i) at any time after an Event of Default has occurred and is continuing, vote or take any action to exercise any rights afforded to a holder of the Portfolio Securities under the related Securitization Documents;

  (j) after the occurrence and during the continuation of any Default or Event of Default, make any distribution, payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or ownership interest of Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller; or

  (k) create any Subsidiaries (it being understood and agreed that the Buyer shall deliver its consent to the formation of a Subsidiary created to refinance or resell Collateral transferred to Buyer pursuant to a Transaction under this Agreement which Subsidiary has a certificate of incorporation substantially in the form of Exhibit X hereto).

12.   AFFIRMATIVE COVENANTS OF SELLER

  (a) Seller shall promptly notify Buyer of any material adverse change in its business operations and/or financial condition; provided, however, that nothing
                                                --------  -------
in this Section 12 shall relieve Seller of its obligations under the Agreement.

  (b) Seller shall provide Buyer with copies of such documents as Buyer may reasonably request evidencing the truthfulness of the representations set forth in Section 10.

  (c) Seller (1) shall defend the right, title and interest of the Buyer in and to the Collateral against, and take such other action as is necessary to remove, the Liens, security interests, claims and demands of all Persons (other than security interests by or through Buyer) and (2) shall, at Buyer's request, take all action necessary to ensure that Buyer will have a first priority security interest in the Portfolio Securities owned by Seller, and Purchased Loans subject to any of the Transactions in the event such Transactions are recharacterized as secured financings.

  (d) Seller shall notify Buyer and the Depository of the occurrence of any Default or Event of Default with respect to Seller as soon as possible but in no event later than the second (2/nd/) Business Day after obtaining actual knowledge of such event.

  (e) Seller shall, at all times with respect to Purchased Securities then subject to Transactions representing not less than 75% of the Market Value of all Pu rchased Securities then subject to Transactions, cause the special servicer rating of the special servicer with respect to all mortgage loans underlying such Purchased Security and the related Securities to be no lower than "above-average" by Standard & Poor's Ratings Group. If an Act of Insolvency occurs with respect to Seller or Sponsor, Seller shall permit Buyer to transfer special servicing with respect to all mortgage loans underlying the Portfolio Securities to an entity satisfactory to Buyer at Seller's expense, to the extent the Seller controls or is entitled to control the selection of the special servicer. If the Purchased Securities that are rated lower than "BB" (or the equivalent) or are unrated at any time do not entitle the holder of such Purchased Securities to control the selection of the special servicer for the related mortgage loans (i.e. such securities are not the controlling class) and the Seller shall not have (i) caused ownership of the Related Securities to be transferred to the Seller simultaneous with or prior to the purchase of the Purchased Securities by Buyer and (ii) delivered to the Buyer a power of attorney and any other documentation reasonably required by the Buyer sufficient to permit the Buyer upon the occurrence and during the continuance of an Event of Default to register the transfer of the Related Securities from Seller to Buyer or its designee, then Seller shall either

          (x) deliver an agreement reasonably satisfactory to Buyer irrevocably conveying and transferring to Buyer the right to control the selection of the special servicer for the related mortgage loans or

          (y) upon request of Buyer, terminate the related Transaction on demand pursuant to and in accordance with Section 3(d) of this Annex I;

provided, however, that the requirements of this sentence shall not apply to any
--------
Purchased Securities then subject to Transactions that are rated "BB" (or the equivalent) or higher.

  (f) Seller shall maintain a hedging strategy acceptable to Buyer and, upon request of Buyer, provide evidence of such strategy within one (1) Business Day of such request as necessary to enable Buyer to review the strategy. In the event any Hedging Transaction for which Buyer or an Affiliate of the Buyer is the counterparty is assigned to the Buyer together with any Purchased Securities or Purchased Loans, Buyer acknowledges and agrees with Seller that Buyer shall work with Seller to develop and agree upon a methodology of valuation of such Hedging Transaction which methodology shall be included in any Market Value calculation under the Agreement.

  (g) Seller shall promptly (and in any event not later than two (2) Business Days following receipt) deliver to Buyer (i) any notice of the occurrence of an event of default under or material report received by or required to be delivered by Seller pursuant to the Securitization Documents;
(ii) any notice of transfer of servicing under the Securitization Documents and
(iii) any other material information in the Seller's possession with respect to the Portfolio Collateral as may be reasonably requested by Buyer from time to time.

  (h) Seller will permit Buyer or its designated representative to inspect Seller's records with respect to the Collateral and the conduct and operation of its business related thereto upon reasonable prior written notice from Buyer or its designated representative, at such reasonable times and with reasonable frequency, and to make copies of extracts of any and all thereof, subject to the terms of any confidentiality agreement between the Buyer and the Seller, which shall be executed prior to such inspection. Buyer shall act in a commercially reasonable manner in requesting and conducting any inspection relating to the conduct and operation of Seller's business.

  (i) If the Seller shall at any time become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for the Portfolio Securities, or otherwise in respect thereof, the Seller shall accept the same as the Buyer's agent, hold the same in trust for the Buyer and deliver the same forthwith to the Buyer in the exact form received, duly endorsed by the Seller to the Buyer, if required, together with an undated bond or other securities power covering such certificate duly executed in blank to be held by the Buyer hereunder as additional collateral security for the Transactions. If any sums of money or property so paid or distributed in respect of the Portfolio Securities shall be received by the Seller, the Seller shall, until such money or property is paid or delivered to the Buyer, hold such money or property in trust for the Buyer, segregated from other funds of the Seller, as additional collateral security for the Transactions.

  (j) At any time from time to time upon request of Buyer, at the sole expense of Seller, Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as Buyer may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement including the first priority security interest granted hereunder and of the rights and powers herein granted (including, among other things, filing such UCC financing statements as Buyer may reasonably request). If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Buyer or its designee (initially, the Custodian), duly endorsed in a manner satisfactory to the Buyer, to be held as Collateral pursuant to this Agreement, and the documents delivered in connection herewith.

  (k) Seller shall provide Buyer with the following financial and reporting information:

             (i) Within 45 days after the last day of the first three fiscal quarters in any fiscal year, Sponsor's unaudited consolidated statement of income for such quarter and balance sheet as of the end of such quarter (which statement and balance sheet shall separately break out the statement of income and balance sheet of the Seller), in each case presented fairly in accordance with GAAP and certified as being true and correct by an officer's certificate;

             (ii) Within 120 days after the last day of its fiscal year, Sponsor's audited consolidated statement of income and statement of changes in cash flow for such year and balance sheets as of the end of such year (which statements and balance sheet shall separately break out the statements of income and changes in cash flow and balance sheet of the Seller), in each case presented fairly in accordance with GAAP, and accompanied, in all cases, by an unqualified report of (1) a "Big Five" accounting firm or (2) another nationally recognized independent certified public accounting firm reasonably consented to by Buyer;

             (iii) Within 45 days after the last day of each calendar quarter in any fiscal year, an officer's certificate from the Seller addressed to Buyer certifying that, as of such calendar month, (x) Seller is in compliance in all material respects with all of the terms, conditions and requirements of this Agreement, and (y) no Event of Default exists; and

             (iv) Within 15 days after each month end, a monthly reporting package containing all information set forth on Exhibit III attached hereto.

      (l) Seller shall at all times comply in all material respects with all laws, ordinances, rules and regulations of any federal, state, municipal or other public authority having jurisdiction over Seller or any of its assets and Seller shall do or cause to be done all things reasonably necessary to preserve and maintain in full force and effect its legal existence, and all licenses material to its business.

      (m) Seller shall at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions in accordance with GAAP and set aside on its books from its earnings for each fiscal year all such proper reserves in accordance with GAAP.

      (n) Seller shall observe, perform and satisfy in all material respects all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Transaction Documents. Seller shall pay and discharge all taxes, levies, liens and other charges on its assets and on the Collateral that, in each case, in any manner would create any lien or charge upon the Collateral, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP.

      (o) Seller shall advise Buyer in writing of the opening of any new chief executive office or the closing of any such office and of any change in Seller's name or the places where the books and records pertaining to the Purchased Securities are held not less than fifteen (15) Business Days prior to taking any such action.

      (p) Seller will maintain records with respect to the Collateral and the conduct and operation of its business with no less a degree of prudence than if the Collateral were held by Seller for its own account and will furnish Buyer, upon reasonable request by Buyer or its designated representative, with reasonable information reasonably obtainable by Seller with respect to the Collateral and the conduct and operation of its business.

      (q) Seller shall provide Buyer with reasonable access to operating statements, the occupancy status and other property level information, with respect to the Mortgaged Properties, plus any such additional reports as Buyer may reasonably request.

13.   SINGLE-PURPOSE ENTITY

      Seller hereby represents and warrants to Buyer, and covenants with Buyer, that as of the date hereof and so long as any of the Transaction Documents shall remain in effect:

      (a) It is and intends to remain solvent and it has paid and will pay its debts and liabilities (including employment and overhead expenses) from its own assets as the same shall become due.

      (b) It has complied and will comply with the provisions of its certificate of incorporation and by-laws.

      (c) It has done or caused to be done and will do all things necessary to observe corporate formalities and to preserve its existence.

      (d) It has maintained and will maintain all of its books, records, financial statements and bank accounts separate from those of its Affiliates, its shareholders and any other Person, and it will file its own tax returns (except to the extent consolidation is required under GAAP or as a matter of law).

      (e) It has been, is and will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any Affiliate), shall correct any known misunderstanding regarding its status as a separate entity, shall conduct business in its own name and shall not identify itself or any of its Affiliates as a division or part of the other (provided the foregoing shall not prevent Seller from identifying its relationship to the Sponsor's over-all group of companies).

      (f) It has not owned and will not own any property or any other assets other than Portfolio Collateral, Related Securities, cash, equity ownership interests in any Subsidiary approved by Buyer and its interest under any associated Hedging Transactions.

      (g) It has not engaged and will not engage in any business other than the origination, acquisition, ownership, financing and disposition of Portfolio Collateral in accordance with the applicable provisions of the Transaction Documents.

      (h) It has not entered into, and will not enter into, any contract or agreement with any of its Affiliates, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's-length basis with Persons other than such Affiliate.

      (i) It has not incurred and will not incur any indebtedness or obligation, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than (A) obligations under the Transaction Documents, (B) obligations under the documents evidencing the Portfolio Collateral and Related Securities, (C) customary representations, warranties, indemnities, and other agreements in connection with the acquisition, sale or other disposition of the Portfolio Collateral and Related Securities, and (D) unsecured trade payables, in an aggregate amount not to exceed 2% of the aggregate Repurchase Price at any one time outstanding, incurred in the ordinary course of acquiring, owning, financing and disposing of Portfolio Collateral and Related Securities; provided, however, that any such trade payables incurred by
                    --------  -------
Seller shall be paid when due.

      (j) It has not made and will not make any loans or advances to any other Person, and shall not acquire obligations or securities of any shareholder or any Affiliate of any shareholder (other than in connection with the origination, acquisition or disposition of the Portfolio Securities) or any other Person, other than Eligible Loans which are Purchased Loans and equity ownership interests in any Subsidiary approved by Buyer.

      (k) It will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

      (l) Neither it nor the Sponsor will seek its dissolution, liquidation or winding up, in whole or in part, or suffer any Change of Control, and Seller will not suffer any consolidation or merger.

      (m) It will not commingle its funds and other assets with those of any of its Affiliates or any other Person.

      (n) It has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any of its Affiliates or any other Person.

      (o) It has not held and will not hold itself out to be responsible for the debts or obligations of any other Person.

      (p) The Seller shall not permit the Sponsor to take any of the following actions: (i) dissolve or liquidate, in whole or in part, except in connection with a merger or consolidation where the Sponsor is not the surviving entity if such transaction will not effect a Change in Control; (ii) consolidate or merge with or into any other entity or convey or transfer all or substantially all of its properties and assets to any entity if such action would result in a Change in Control; (iii) institute any proceeding to be adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or consent to the filing of any such petition or to the appointment of a receiver, rehabilitator, conservator, liquidator, assignee, trustee or sequestrator (or other similar official) of Seller or Sponsor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, or make an assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any action in furtherance of any of the foregoing; or (iv) amend Sections 3 or 9 of the certificate of incorporation of Seller.

      (q) It has no liabilities, contingent or otherwise, other than those normal and incidental to the acquisition, origination, ownership, servicing, administration, enforcement, financing and disposition of Portfolio Collateral and Related Securities.

      (r) It has conducted and shall conduct its business consistent in all material respects with the requirements of being a Single-Purpose Entity.

14.   EVENTS OF DEFAULT; REMEDIES

      After the occurrence and during the continuance of an Event of Default by Seller, Seller hereby appoints Buyer as attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing or endorsing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Furthermore, Paragraph 11 of the Agreement is amended by the deletion of clauses (i) and (vi) in the first paragraph, by the addition of "or Purchased Loans" in clause (ii) of the first paragraph after the term Purchased Securities and by the addition of the following at the end of the first paragraph before the phrase "(each an 'Event of Default')":

          (viii) either (A) the Transaction Documents shall for any reason not cause, or shall cease to cause, Buyer to be the owner free of any adverse claim of any of the Purchased Securities or Purchased Loans, or (B) if a Transaction is recharacterized as a secured financing, the Transaction Documents with respect to any Transaction shall for any reason cease to create a valid first priority security interest in favor of Buyer in any of the Purchased Securities or Purchased Loans;

          (ix) in the event that the Buyer or any of its Affiliates is a party to an ISDA Master Agreement with Seller and an event occurs which would constitute an Event of Default or an Additional Termination Event under any Transaction between Seller and the Buyer or any of its Affiliates (capitalized terms used in this paragraph (ix) shall have the respective meanings ascribed to them in the ISDA Master Agreement (including respective Schedules and Confirmations) between Seller and the Buyer and/or any of its Affiliates);

          (x) failure of the Buyer to receive on any Remittance Date the accrued value of the Price Differential (less any amount of such Price Differential previously paid by Seller to Buyer) (including, without limitation, in the event the Income paid or distributed on or in respect of the Purchased Securities and Purchased Loans is insufficient to make such payment and the Seller does not make such payment or cause such payment to be made), which failure is not remedied within one Business Day (except that such failure shall not be an Event of Default by Seller if sufficient Income, other than Principal Payments, is on deposit in the Cash Management Account and the Depository fails to remit such funds to Buyer);

          (xi) failure of the Seller to make any other payment owing to the Buyer which has become due, whether by acceleration or otherwise under the terms of this Agreement which failure is not remedied within the applicable period (in the case of a failure pursuant to Paragraph 4) or five Business Days (in the case of any other such failure);

          (xii) any governmental, regulatory, or self-regulatory authority shall have taken any action to remove, limit, restrict, suspend or terminate the rights, privileges, or operations of Seller, which suspension has a material adverse effect on the financial condition or business operations of Seller;

          (xiii) a Change of Control or an Act of Insolvency shall have occurred with respect to the Sponsor;

          (xiv) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated (other than the representations and warranties set forth in Section 10(a)(ix) or (xx) (in the case of (xx), with respect to the affected Purchased Securities or Purchased Loans only) made by the Seller, which shall not be considered an Event of Default if incorrect or untrue in any material respect, provided the Buyer terminates the related Transaction, as applicable, and Seller repurchases the related Purchased Securities or Purchased Loans on an Early Repurchase Date no later than five (5) Business Days after receiving written notice from Buyer of such incorrect or untrue representation; unless the Seller shall have made any such representation with knowledge that it was materially incorrect or untrue at the time made);

          (xv) the Sponsor shall fail to observe any of the financial covenants set forth in Section 21 of the Guaranty which failure is not remedied within ten (10) Business Days (including by substituting a letter of credit in accordance with this Agreement) or shall have defaulted or failed to perform in any material respect under the Guaranty (and, other than in the case of a monetary default, shall not have remedied such default or failure to perform, including by substituting a letter of credit in accordance with this Agreement, within ten (10) Business Days);

          (xvi) a final judgment by any competent court in the United States of America for the payment of money in an amount greater than $100,000 (in the case of the Seller) or an amount which has a Material Adverse Effect on the Sponsor in the reasonable good faith determination of the Buyer (in the case of the Sponsor) shall have been rendered against Seller or the Sponsor, and remained undischarged or unpaid for a period of thirty (30) days, during which period execution of such judgment is not effectively stayed;

          (xvii) Sponsor shall have defaulted or failed to perform under any note, indenture, loan agreement, guaranty, swap agreement or any other contract, agreement or transaction to which it is a party, which default
     (A) involves the failure to pay a matured obligation or (B) permits the acceleration of the obligation by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract agreement or transaction and in the case of either (A) or (B) has a Material Adverse Effect on the Sponsor in the reasonable good faith determination of the Buyer, or Sponsor shall breach any covenant or condition or shall fail to perform under any transaction in respect of any repurchase agreement, reverse repurchase agreement, securities contract or derivative transaction with any party which breach or failure to perform has a Material Adverse Effect on the Sponsor in the reasonable good faith determination of the Buyer; provided,
                                                                      --------
     however, that any such default, failure to perform or breach shall not
     -------
     constitute an Event of Default under this Section 14(xviii) if Sponsor cures such default, failure to perform or breach, as the case may be, within the grace period, if any, provided under the applicable agreement; or

          (xviii) if Seller or Buyer shall breach or fail to perform in any material respect any of the terms, covenants, obligations or conditions of this Agreement, other than as specifically otherwise referred to in this definition of "Event of Default", and such breach or failure to perform is not remedied within five (5) Business Days after notice thereof to Seller or Buyer from the applicable party or its successors or assigns; provided,
                                                                      --------
     however, that if such breach or failure to perform is a default other than
     -------
     a default which can be cured by the payment of a sum of money and is susceptible of cure but cannot be cured within five (5) Business Days and Seller or Buyer, as the case may be, shall have commenced such cure, then such five (5) Business Days period shall be extended to ten (10) Business Days in total.

     (a) Paragraph 11(a) through (i) of the Agreement is hereby deleted and replaced with the following and with Section 14(b) below:

     If an Event of Default shall occur and be continuing with respect to Seller, the following rights and remedies shall be available to Buyer:

        (i) At the option of Buyer, exercised by written notice to Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (the date on which such option is exercised or deemed to have been exercised being referred to hereinafter as the "Accelerated Repurchase Date").
          ---------------------------

        (ii) If Buyer exercises or is deemed to have exercised the option referred to in Section 14(a)(i) of this Annex I:

             (A) Seller's obligations hereunder to repurchase all Purchased Securities and Purchased Loans shall become immediately due and payable on and as of the Accelerated Repurchase Date; and

             (B) to the extent permitted by applicable law, the Repurchase Price with respect to each Transaction (determined as of the Accelerated Repurchase Date) shall be increased by the aggregate amount obtained by daily application of, on a 360 day per year basis for the actual number of days during the period from and including the Accelerated Repurchase Date to but excluding the date of payment of the Repurchase Price (as so increased), (x) the Pricing Rate for such Transaction multiplied by (y) the Repurchase Price for such Transaction (decreased by (I) any amounts actually remitted to Buyer by the Depository, Seller or Sponsor from time to time pursuant to Section 5 of this Annex I and applied to such Repurchase Price, and (II) any amounts applied to the Repurchase Price pursuant to Section 14(a)(iii) of this Annex I); and (C) the Custodian shall, upon the request of Buyer (with simultaneous copy of such request to Seller), deliver to Buyer all instruments, certificates and other documents then held by the Custodian relating to the Purchased Securities and Purchased Loans.

             (C) In addition to any rights and remedies of the Buyer provided by this Agreement and by law, the Buyer shall have the right, without prior notice to the Seller, any such notice being expressly waived by the Seller to the extent permitted by applicable law, upon any amount becoming due and payable by the Seller hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyer or any Affiliate thereof to or for the credit or the account of the Seller. The Buyer agrees promptly to notify the Seller after any such set-off and application made by the Buyer; provided that the failure to give such
                                     --------
                  notice shall not affect the validity of such set-off and application.

        (iii) Upon the occurrence and during the continuation of an Event of Default with respect to Seller, Buyer may (A) immediately sell, at a public or private sale in a commercially reasonable manner and at such price or prices as Buyer may reasonably deem satisfactory any or all of the Purchased Securities and Purchased Loans or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities and Purchased Loans, to give Seller credit for such Purchased Securities and Purchased Loans in an amount equal to the Market Value of such Purchased Securities and Purchased Loans against the aggregate unpaid Repurchase Price for such Purchased Securities and Purchased Loans and any other amounts owing by Seller under the Transaction Documents. Buyer shall provide copies to Seller of any notices issued by Buyer in connection with the exercise of remedies pursuant to the preceding sentence; provided,
                                                                  --------
     however, that in all events Buyer shall provide to Seller not less than one
     -------
     (1) Business Day's advance notice prior to the exercise of remedies pursuant to the preceding sentence. The proceeds of any disposition of Purchased Securities and Purchased Loans effected pursuant to this Section 14(a)(iii) shall be applied, (v) first, to the costs and expenses incurred by Buyer in connection with Seller's default; (w) second, to consequential damages, including, but not limited to, costs of cover and/or Hedging Transactions, if any; (x) third, to the Exit Fee; (y) fourth, to the Repurchase Price; and (z) fifth, to any other outstanding obligation of Seller to Buyer or its Affiliates pursuant to the Transaction Documents.

        (iv) The parties recognize that it may not be possible to purchase or sell all of the Purchased Securities and Purchased Loans on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Securities and Purchased Loans may not be liquid. In view of the nature of the Purchased Securities and Purchased Loans, the parties agree that liquidation of a Transaction or the Purchased Securities and Purchased Loans does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Buyer may elect, in its sole discretion, the time and manner of liquidating any Purchased Securities and Purchased Loans, and nothing contained herein shall (A) obligate Buyer to liquidate any Purchased Securities and Purchased Loans on the occurrence and during the continuance of an Event of Default or to liquidate all of the Purchased Securities and Purchased Loans in the same manner or on the same Business Day or (B) constitute a waiver of any right or remedy of Buyer.

         (v) Seller shall be liable to Buyer for (A) the amount of all reasonable fees and expenses, including legal fees and expenses, actually incurred by Buyer in connection with or as a consequence of an Event of Default with respect to Seller, (B) all costs incurred in connection with covering transactions or Hedging Transactions, and (C) any other actual loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default with respect to Seller.

         (vi) Buyer shall have, in addition to its rights and remedies under the Transaction Documents, all of the rights and remedies provided by applicable federal, state, foreign, and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between Buyer and Seller. Without limiting the generality of the foregoing, Buyer shall be entitled to set off the proceeds of the liquidation of the Purchased Securities and Purchased Loans against all of Seller's obligations to Buyer, whether or not such obligations are then due, without prejudice to Buyer's right to recover any deficiency.

         (vii) Buyer may exercise any or all of the remedies available to Buyer immediately upon the occurrence of an Event of Default and at any time during the continuance thereof. All rights and remedies arising under the Transaction Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies which Buyer may have.

         (viii) Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Buyer to enforce its rights by judicial process. Seller also waives any defense Seller might otherwise have arising from the use of nonjudicial process, disposition of any or all of the Purchased Securities and Purchased Loans, or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

     (b) If an Event of Default occurs and is continuing with respect to Buyer, the following rights and remedies shall be available to Seller:

        (i) Upon tender by Seller of payment of the aggregate Repurchase Price for all Purchased Securities and Purchased Loans, Buyer's right, title and interest in such Purchased Securities and Purchased Loans shall be deemed transferred to Seller, and Buyer shall deliver such Purchased Securities and Purchased Loans to Seller.

        (ii) If Seller exercises the option referred to in Section 14(b)(i) hereof and Buyer fails to deliver any Purchased Securities or Purchased Loans to Seller, after three (3) Business Days' notice to Buyer, Seller may
     (A) purchase securities or loans, as applicable ("Replacement Collateral"),
                                                       ----------------------
     that are in as similar an amount and interest rate as is reasonably practicable and in the same Rating Category as such Purchased Securities or the same Collateral Type Grouping as such Purchased Loans or (B) in its sole discretion elect, in lieu of purchasing Replacement Collateral, to be deemed to have purchased Replacement Collateral at a price therefor equal to the Market Value of such Purchased Securities or Purchased Loans as of such date (in which event following the occurrence of either clause (A) or (B) above, Seller shall be deemed relieved of any obligation to purchase the collateral so replaced).

        (iii) Buyer shall be liable to Seller for any excess of the price paid (or deemed paid) by Seller for Replacement Collateral therefor over the Repurchase Price for the Purchased Securities and Purchased Loans replaced thereby.

        (iv) Seller shall have all the rights and remedies provided herein, provided by applicable federal, state, foreign, and local laws, in equity, and under any other agreement between Buyer and Seller (including, without limitation, the right to offset any debt or claim).

15.  RECORDING OF COMMUNICATIONS

     EACH OF BUYER AND SELLER SHALL HAVE THE RIGHT (BUT NOT THE OBLIGATION) FROM TIME TO TIME TO MAKE OR CAUSE TO BE MADE TAPE RECORDINGS OF COMMUNICATIONS BETWEEN ITS EMPLOYEES AND THOSE OF THE OTHER PARTY WITH RESPECT TO TRANSACTIONS; PROVIDED, HOWEVER, THAT PRIOR NOTICE SHALL BE PROVIDED BY THE PARTY MAKING SUCH RECORDING TO THE PARTY BEING RECORDED AND SUCH RIGHT TO RECORD COMMUNICATIONS SHALL BE LIMITED TO COMMUNICATIONS OF EMPLOYEES TAKING PLACE ON THE TRADING FLOOR OF THE APPLICABLE PARTY. EACH OF BUYER AND SELLER HEREBY CONSENTS TO THE ADMISSIBILITY OF SUCH TAPE RECORDINGS IN ANY COURT, ARBITRATION, OR OTHER PROCEEDINGS, AND AGREES THAT A DULY AUTHENTICATED TRANSCRIPT OF SUCH A TAPE RECORDING SHALL BE DEEMED TO BE A WRITING CONCLUSIVELY EVIDENCING THE PARTIES' AGREEMENT.

16.  NOTICES AND OTHER COMMUNICATIONS

     The provisions of Paragraph 13 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 16:

     All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery,
(b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, to the address specified in Annex II hereto or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section. A copy of all
                                                        -------
notices, consents, approvals and requests directed to Seller (other than Confirmations) shall be delivered concurrently to the following: Bilzin Sumberg Dunn Baena Price & Axelrod LLP, 2500 First Union Financial Center, Miami, Florida 33131, Facsimile No. (305) 374-7593, Attention: Brian L. Bilzin, Esq.
A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery, (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day, (c) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day, or (d) in the case telecopier, upon receipt of answerback confirmation, provided that such telecopied notice was also delivered as required in this Section. A
                                                                   -------
party receiving a notice which does not comply with the technical requirements for notice under this Section may elect to waive any deficiencies and treat the
                      -------
notice as having been properly given.

17.  NON-ASSIGNABILITY

     The provisions of Paragraph 15 of the Agreement are hereby modified and superseded in their respective entireties by the following provisions of this
Section 17:

     (a) The rights and obligations of the Seller under the Transaction Documents and under any Transaction shall not be assigned by Seller without the prior written consent of the Buyer. Subject to compliance with Section 17(b) below, Buyer may assign or participate its rights and obligations under the Transaction Documents and under any Transaction to any Person without the prior written consent of Seller.

     (b) With respect to any issuance by Buyer of a participation in any Transaction, (i) Buyer shall act as agent for all participants in any dealings with Seller in connection with such Transactions and (ii) Seller shall not be obligated to deal directly with any party other than Buyer in connection with such Transactions, or to pay or reimburse Buyer for any costs that would not have been incurred by Buyer had no participation interests in such Transactions been issued. With respect to any assignment by Buyer of a Transaction, in the event following any such assignment Buyer shall not control all decision-making with respect to such Transaction, then no Exit Fee shall be payable if the Seller elects to terminate such Transaction pursuant to Section 3(d) of this Annex I.

     (c) Subject to the foregoing, the Transaction Documents and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in the Transaction Documents, express or implied, shall give to any Person, other than the parties to the Transaction Documents and their respective successors, any benefit or any legal or equitable right, power, remedy or claim under the Transaction Documents.

18.  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

     (a) Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under the Agreement or relating in any way to the Agreement or any Transaction under the Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

     (b) To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under the Agreement or relating in any way to the Agreement or any Transaction under the Agreement.

     (c) The parties hereby irrevocably waive, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing in the manner provided herein of copies of such process to them at their respective address specified herein. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 18 shall affect the right of the Buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.

     (d) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

19.  NO RELIANCE

     Each of Buyer and Seller hereby acknowledges, represents and warrants to the other that, in connection with the negotiation of, the entering into, and the performance under, the Transaction Documents and each Transaction thereunder:

     (a) It is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to the Transaction Documents, other than the representations expressly set forth in the Transaction Documents;

     (b) It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party;

     (c) It is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Transaction Documents and each Transaction thereunder and is capable of assuming and willing to assume (financially and otherwise) those risks;

     (d) It is entering into the Transaction Documents and each Transaction thereunder for the purposes of managing its borrowings or investments or hedging its underlying assets or liabilities and not for purposes of speculation; and

     (e) It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party and has not given the other party (directly or indirectly through any other Person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of the Transaction Documents or any Transaction thereunder.

20.  INDEMNITY

     The Seller hereby agrees to indemnify the Buyer, the Buyer's designee and each of its officers, directors, employees and agents ("Indemnified Parties")
                                                        -------------------
from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, taxes (including stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement and the documents delivered in connection herewith, other than income taxes of the Buyer), fees, costs, expenses (including reasonable attorneys fees and disbursements) or disbursements (all of the foregoing, collectively "Indemnified Amounts") which may at any time (including, without
              -------------------
limitation, such time as this Agreement shall no longer be in effect and the Transactions shall have been repaid in full) be imposed on or asserted against any Indemnified Party in any way whatsoever arising out of or in connection with, or relating to, this Agreement or any Transactions thereunder or any action taken or omitted to be taken by any Indemnified Party under or in connection with any of the foregoing; provided, that Seller shall not be liable
                                      --------
for Indemnified Amounts resulting from the gross negligence or willful misconduct of any Indemnified Party. Without limiting the generality of the foregoing, Seller agrees to hold Buyer harmless from and indemnify Buyer against all Indemnified Amounts with respect to all Purchased Loans relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation ERISA, the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than Buyer's gross negligence or willful misconduct. In any suit, proceeding or action brought by Buyer in connection with any Purchased Loan for any sum owing thereunder, or to enforce any provisions of any Purchased Loan, Seller will save, indemnify and hold Buyer harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller. Seller also agrees to reimburse Buyer as and when billed by Buyer for all Buyer's reasonable out-of-pocket third party costs and expenses incurred in connection with Buyer's due diligence reviews with respect to the Purchased Loans and Purchased Securities (including, without limitation, those incurred pursuant to Section
21) and the enforcement or the preservation of Buyer's rights under this Agreement or any Transaction contemplated hereby, including without limitation the reasonable fees and disbursements of its counsel. Seller hereby acknowledges that, the obligation of Seller hereunder is a recourse obligation of Seller.

21.  DUE DILIGENCE

     Seller acknowledges that Buyer has the right to perform continuing due diligence reviews with respect to the Purchased Securities and the Purchased Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon reasonable prior notice to Seller, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Purchased Loan Files, Servicing Records and any and all documents, records, agreements, instruments or information relating to such Purchased Securities and Purchased Loans in the possession or under the control of Seller, any other servicer or subservicer and/or the Custodian. Seller also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Loan Files and the Purchased Securities and Purchased Loans. Without limiting the generality of the foregoing, Seller acknowledges that Buyer may enter into Transactions with the Seller based solely upon the information provided by Seller to Buyer and the representations, warranties and covenants contained herein, and that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Securities and Purchased Loans. Buyer may underwrite such Purchased Loans itself or engage a third party underwriter to perform such underwriting. Seller agrees to reasonably cooperate with Buyer and any third party underwriter in connection with such underwriting, including, but not limited to, providing Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Securities and Purchased Loans in the possession, or under the control, of Seller. Seller further agrees that Seller shall reimburse Buyer for any and all out-of-pocket third party costs and expenses reasonably incurred by Buyer in connection with Buyer's activities pursuant to this Section 21.

22.  SERVICING

     (a) Notwithstanding the purchase and sale of the Purchased Loans hereby, Seller, Sponsor or an Affiliate of the Sponsor controlled by the Sponsor shall continue to service the Purchased Loans for the benefit of Buyer and, if Buyer shall exercise its rights to pledge or hypothecate the Purchased Loans prior to the Repurchase Date pursuant to Section 8, Buyer's assigns; provided, however,
                                                            --------  -------
that the obligations of Seller or Sponsor or an Affiliate of Sponsor to service any of the Purchased Loans shall cease, at Seller's option, upon the payment by Seller to Buyer of the Repurchase Price therefor. Seller shall service or cause the servicer to service the Purchased Loans in accordance with Accepted Servicing Practices.

     (b) Seller agrees that Buyer is the owner of all servicing records, including but not limited to any and all servicing agreements (the "Servicing
                                                                    ---------
Agreements"), files, documents, records, data bases, computer tapes, copies of
----------
computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Loans (the "Servicing
                                                                 ---------
Records") so long as the Purchased Loans are subject to this Agreement.  Seller
-------
grants Buyer a security interest in all servicing fees and rights relating to the Purchased Loans and all Servicing Records to secure the obligation of the Seller or its designee to service in conformity with this Section and any other obligation of Seller to Buyer. Seller covenants to safeguard such Servicing Records and to deliver them promptly to Buyer or its designee (including the Custodian) at Buyer's request.

     (c) Upon the occurrence and continuance of an Event of Default, Buyer may, in its sole discretion, (i) sell its right to the Purchased Loans on a servicing released basis or (ii) terminate the Seller or any sub-servicer of the Purchased Loans with or without cause, in each case without payment of any termination fee.

     (d) Seller shall not employ sub-servicers (other than the Sponsor or an Affiliate controlled by the Sponsor) to service the Purchased Loans without the prior written approval of Buyer. If the Purchased Loans are serviced by a sub-servicer, Seller shall irrevocably assign all rights, title and interest in the Servicing Agreements in the Purchased Loans to Buyer.

     (e) Seller shall cause any sub-servicers engaged by Seller to execute a letter agreement with Buyer acknowledging Buyer's security interest and agreeing that it shall deposit all Income with respect to the Purchased Loans in the Cash Management Account.

     (f) The payment of servicing fees with respect to Purchased Loans shall be subordinate to payment of amounts outstanding under any Transaction and this Agreement.

23.  MISCELLANEOUS

     (a) Time is of the essence under the Transaction Documents and all Transactions thereunder and all references to a time shall mean New York time in effect on the date of the action unless otherwise expressly stated in the Transaction Documents.

     (b) All rights, remedies and powers of Buyer hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of Buyer whether under law, equity or other agreement. In addition to the rights and remedies granted to it in this Agreement, Buyer shall have all rights and remedies of a secured party under the UCC.

     (c) The Transaction Documents may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     (d) The headings in the Transaction Documents are for convenience of reference only and shall not affect the interpretation or construction of the Transaction Documents.

     (e) Without limiting the rights and remedies of Buyer under the Transaction Documents, Seller shall pay Buyer's reasonable out-of-pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of, and any amendment, supplement or modification to, the Transaction Documents and the Transactions thereunder. Seller agrees to pay Buyer on demand all reasonable out-of-pocket costs and expenses (including reasonable expenses for legal services of every kind) of any subsequent enforcement of any of the provisions hereof, or of the performance by Buyer of any obligations of Seller in respect of the Purchased Securities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral and for the custody, care or preservation of the Collateral (including insurance costs) and defending or asserting rights and claims of Buyer in respect thereof, by litigation or otherwise. In addition, Seller agrees to pay Buyer on demand all reasonable costs and expenses (including reasonable expenses for legal services) incurred in connection with the maintenance of the Cash Management Account and registering the Collateral in the name of Buyer or its nominee. All such expenses shall be recourse obligations of Seller to Buyer under this Agreement.

     (f) Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (g) The parties acknowledge and agree that although they intend to treat each Transaction as a sale of the Purchased Securities and Purchased Loans, in the event that such sale shall be recharacterized as a secured financing, this Annex I shall also serve as a security agreement with respect to Buyer's rights in the Collateral. In order to secure and to provide for the prompt and unconditional repayment of the Repurchase Price and the performance of its obligations under the Agreement, Seller hereby pledges to Buyer and hereby grants to Buyer a first priority security interest in all of its rights in the Purchased Securities and Purchased Loans. Seller hereby covenants to duly execute any Form UCC-1 financing statements as reasonably required by Buyer in order to perfect its security interest created hereby in such rights and obligations granted above, it being agreed that Seller shall pay any and all fees required to file such financing statements.

     (h) This Agreement contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

     (i) The parties understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

     (j) Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement.

     (k) The parties recognize that each Transaction is a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

     (l) The obligations and liabilities of Seller under the Transaction Documents and any claim based thereon or otherwise in respect thereof shall be direct and full recourse obligations of Seller. Notwithstanding the foregoing, no recourse shall be had for the payment or performance of any obligation or liability hereunder or under any other Transaction Documents or for any claim based hereon or thereon or otherwise in respect hereof or thereof against (i) any partner, agent, employee, contractor, director, officer, member, consultant, manager, stockholder, subscriber to capital stock, incorporator, beneficiary, participant, trustee, advisor or Affiliate of Seller or any partner or member therein; (ii) any legal representative, heir, estate, successor or assign of any thereof; (iii) any corporation (or any officer, director, employee or shareholder thereof), limited liability company (or member thereof), partnership (or any partner thereof), individual or other entity or Person to which any ownership interest in Seller shall have been directly or indirectly transferred;
(iv) any purchaser of any asset of Seller; or (v) any other Person (except Seller and Sponsor pursuant to and to the extent provided under the Guaranty), for any deficiency or other sum, payment or performance owing with respect to any obligation or liability arising under this Agreement. It is understood that any obligation or liability under or with respect to this Agreement or the other Transaction Documents may not be enforced against any Person described clauses
                                                                       -------
(i) through (v) above; provided, however, that the foregoing provisions of this
---         ---        --------  -------
paragraph shall not:

         (1) prevent recourse to Seller, the assets of Seller or any Portfolio Collateral;

         (2) in the event of any fraud, misappropriation or misapplication of funds, or intentional misrepresentation in writing, estop the Buyer from instituting or prosecuting a legal action or proceeding or otherwise making a claim against the Person or Persons committing such fraud, misappropriating or misapplying such funds, or making such intentional misrepresentation in writing, or the recipient or beneficiary of such fraud, misappropriation or misapplication, or intentional misrepresentation in writing, whether or not such Person, recipient or beneficiary, is any Person described in clauses (i) through (v) above for losses relating to or
                         -----------         ---
     arising from such fraud, misappropriation or misapplication, or intentional misrepresentation in writing;

         (3) prevent recourse to Sponsor pursuant to and as and to the extent provided under the Guaranty; or

         (4) constitute a waiver, release or discharge of any obligation evidenced by this Agreement, and the same shall continue until paid or discharged in full.

     IN WITNESS WHEREOF, the parties have executed this Annex I as of the 29th day of January, 2002.

                                           BUYER:
                                           -----

                                           DEUTSCHE BANK AG, NEW YORK BRANCH


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________

                    ANNEX I TO MASTER REPURCHASE AGREEMENT

                                           SELLER:

                                           DELAWARE BONDS HOLDINGS, INC.,
                                           a Delaware corporation

                                           By:    _____________________________
                                           Name:  _____________________________
                                           Title: _____________________________


                    ANNEX I TO MASTER REPURCHASE AGREEMENT

                                 SCHEDULE I-A

         Original Purchase Percentages, CF Sweep Purchase Percentages
             Margin Maintenance Percentages and Applicable Spreads
             -----------------------------------------------------

                                ELIGIBLE LOANS:

------------------------------------------------------------------------------------------------------------------------------------
  Collateral                                                                                                           Spread in
     Type                    Original                        CF Sweep                   Margin Maintenance               Basis
   Grouping           Purchase Percentage (1)         Purchase Percentage (1)             Percentage (1)               Points (5)
------------------------------------------------------------------------------------------------------------------------------------
                     MSER*$100m    MSER**$100m        MSER*$100m   MSER**$100m     MSER*$100m       MSER**$100m
                     m             m                  m            m               m                m
------------------------------------------------------------------------------------------------------------------------------------
1/st/ Lien (2)       70%           85%                85%          90%             111.11%          105.26%            165

------------------------------------------------------------------------------------------------------------------------------------
B Note               60%           65%                65%          70%             133.33%          125.00%            190
------------------------------------------------------------------------------------------------------------------------------------
Mezzanine            55%           60%                65%          70%             133.33%          125.00%            215
------------------------------------------------------------------------------------------------------------------------------------

                             ELIGIBLE SECURITIES:

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Spread in
                                  Original                           CF Sweep              Margin Maintenance          Basis
Rating Category            Purchase Percentage (3)            Purchase Percentage (3)         Percentage (3)         Points (5)
------------------------------------------------------------------------------------------------------------------------------------
                           MSER*$        MSER**$100m            MSER*$100m     MSER**$100m     MSER*$100m   MSER**$100m
                           100mm/D       m/DIV***10             m/DIV*10       m/DIV***10      m/DIV*10     m/DIV***10
                           IV*10
------------------------------------------------------------------------------------------------------------------------------------
BBB- & higher              70%           80%                  82.5%          82.5%         117.65%      117.65%          150
------------------------------------------------------------------------------------------------------------------------------------
BB+ & BB                   65%           75%                    80%          82.5%         121.21%      117.65%          165
------------------------------------------------------------------------------------------------------------------------------------
BB-                        60%           70%                    75%            80%         125.00%      117.65%          180
------------------------------------------------------------------------------------------------------------------------------------
B+ & B                     55%           65%                    70%            75%         133.33%      125.00%          185
------------------------------------------------------------------------------------------------------------------------------------
B-                         45%           55%                    60%            65%         142.86%      133.33%          185
------------------------------------------------------------------------------------------------------------------------------------
NR & CCC                   25%           30%                    30%            35%         285.71%      250.00%          205
------------------------------------------------------------------------------------------------------------------------------------
CDO Rated BBB- & higher    45%           55%                    50%            60%         181.82%      153.85%          300

------------------------------------------------------------------------------------------------------------------------------------
CDO Rated BB+ & BB         40%           50%                    45%            55%         200.00%      166.67%           (4)
------------------------------------------------------------------------------------------------------------------------------------

__________________
(1)  "MSER" means Minimum Seller's Equity Requirement.

(2) With respect to any Eligible Loan in the 1/st/ Lien Collateral Type Grouping for which the LTV exceeds 80%, Buyer may treat such Eligible Loan as two Eligible Loans with the portion up to 80% treated as in the 1/st/ Lien Collateral Type Grouping and the excess over 80% up to 85% treated as in the B Note Collateral Type Grouping.

(3)  "DIV" means Minimum CMBS Diversification.

(4) With respect to Eligible Securities that are collateralized debt obligations securities (or CDOs) rated "BB+" or "BB" (or the equivalent), the Pricing Rate shall equal 12.00%.

(5) Notwithstanding anything in the Agreement to the contrary, in the event the Sponsor and the Seller shall not have caused Deutsche Banc Alex. Brown Inc. to be named sole lead manager and sole bookrunner

*    means less than
**   means more than or equal to
***  means more than
     during any consecutive twenty-four month period during the term of the Agreement with respect to a collateralized debt obligation transaction in which Collateral that is the subject of one or more Transactions is included, then the spread in basis points and the fixed rate referred to in footnote (4) above shall be subject to adjustment as described below:

          (i) at the conclusion of such consecutive twenty-four month period, each of the spreads in basis points shall increase by 25 basis points and such fixed rate shall increase by 0.25%;

          (ii) following the increase referred to in (i) above, at the end of each subsequent ninety (90) day period, each of the spreads in basis points shall increase by 25 basis points and such fixed rate shall increase by an additional 0.25% (for example, if the increases commenced as of the end of the twenty-four month period following the date of the Agreement, the maximum increase to spreads and such fixed rate shall equal 100 basis points and 1.00%, respectively);

          (iii)  if the Seller extends the Repurchase Date in accordance with
     Section 3(e) of this Annex I, the spreads in basis points and such fixed rate shall be fixed for the entire extension period at the higher spreads in basis points and fixed rate determined in accordance with clauses (i) and (ii) above as of the commencement date of the extension period;

          (iv) the increases referred to in clauses (i), (ii) and (iii) above shall no longer be applicable and the spreads in basis points and such fixed rate shall revert to the spreads in basis points and fixed rate presented in the tables above if the Sponsor and the Seller shall cause Deutsche Banc Alex. Brown Inc. to be named sole lead manager and sole bookrunner with respect to a collateralized debt obligation transaction in which Collateral that is the subject of one or more Transactions is included; and

          (v) Buyer shall have the right in its sole reasonable discretion acting in good faith to decide not to increase the spreads in basis points and such fixed rate if either (x) Buyer determines in its sole reasonable good faith judgment that a collateralized debt obligation transaction shall not have occurred due to material adverse changes in market conditions which are not conducive to the issuance of a collateralized debt obligation transaction or (y) Buyer determines in its sole reasonable good faith judgment that the Sponsor and the Seller have made reasonable efforts to, but have been unable to, aggregate sufficient collateral to consummate a collateralized debt obligation transaction.

          (vi) Notwithstanding anything to the contrary in this Annex I, at any time the increase in basis points or the fixed rate described above is in effect, the percentage applicable to the payment of any Exit Fees shall be changed from 1.125% to 0.75%.

                                                                       EXHIBIT I

                            CONFIRMATION STATEMENT
                               DEUTSCHE BANK AG,
                                New York Branch

Ladies and Gentlemen:

     Deutsche Bank AG, New York Branch, is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Deutsche Bank AG, New York Branch shall purchase from you the Purchased Securities and/or Purchased Loans identified in Annex I, pursuant to the Master Repurchase Agreement between Deutsche Bank AG, New York Branch (the "Buyer") and
                                                                     -----
Delaware Bonds Holdings, Inc. ("Seller"), dated as of January 29, 2002 (as
                                ------
amended from time to time the "Agreement"; capitalized terms used herein without
                               ---------
definition have the meanings given in the Agreement), as follows below and on the attached Schedule 1:

     Purchase Date:                                         __________, 200_

     Purchased Securities/Purchased Loans:                  As identified on attached Schedule 1

     Aggregate Principal Amount of Purchased                As identified on attached Schedule 1
     Securities/Purchased Loans:

     Repurchase Date:

     Purchase Price:                                        $

     Original Purchase Percentage:

     Pricing Rate:                                          one-month LIBOR plus ______%

     Margin Maintenance Percentage:

     Acquisition Cost/Acquisition Price:                    $

     Dollar Price Paid or Benchmark/Spread to Benchmark:

     Margin Notice Deadline:                                11:00 a.m.

     Governing Agreements:                                  As identified on attached Schedule 1

     Name and address for communications:                   Buyer:  Deutsche Bank AG, New York Branch
                                                            -----
                                                                    31 West 52nd Street
                                                                    New York, New York  10019
                                                                    Attention:  Chris Tognola
                                                                    Telephone:  (212) 469-4541
                                                                    Telecopy:   (212) 469-8518

                                                            Seller: Delaware Bonds Holdings, Inc.
                                                                    c/o LNR Property Corporation
                                                                    760 Northwest 107/th/ Avenue
                                                                    Miami, Florida  33172
                                                                    Attention:  Robert Cherry
                                                                    Telephone:  (305) 229-6446
                                                                    Telecopy:   (305) 553-4013

                                               DEUTSCHE BANK AG, NEW YORK BRANCH

                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________


                                               By: _____________________________
                                               Name: ___________________________
                                               Title: __________________________

AGREED AND ACKNOWLEDGED:

DELAWARE BONDS HOLDINGS, INC.,
a Delaware corporation

By:    ______________________________
Name:  ______________________________
Title: ______________________________

                     Schedule 1 to Confirmation Statement

 Purchased Securities:

 Aggregate Principal Amount (Original/Current):

 CUSIP NO.:

 Securitization Document (including trustee):

--------------------------------------------------------------------------------

 Purchased Loans:

 Aggregate Principal Amount (Original/Current):

 Purchased Loan Documents:

                                                                      EXHIBIT II

                     AUTHORIZED REPRESENTATIVES OF SELLER
                     ------------------------------------

Name                                   Specimen Signature
----                                   ------------------

  Jeffrey Krasnoff
---------------------------            -----------------------------------------
  Robert Cherry
---------------------------            -----------------------------------------
  Shelly Rubin
---------------------------            -----------------------------------------
  Ronald Schrager
---------------------------            -----------------------------------------

                                                                     EXHIBIT III


                           MONTHLY REPORTING PACKAGE
                           -------------------------

                      FORM OF AGGREGATE COLLATERAL REPORT

                    AGGREGATE COLLATERAL REPORT INFORMATION
                          FOR EACH PORTFOLIO SECURITY

Portfolio Security Information (By Rating Category):

Issuer, Series and Class
Beginning Balance
Pass-Through Rate
Principal Distribution Amount
Interest Distribution Amount
Total Distribution
Principal Losses
Interest Shortfalls/Recoveries
Ending Certificate Balance
Available credit support, in %, available to Portfolio Security*
Additional Underlying Trust Expenses
Rating
CUSIP No.
Deal Name Description
Payment Date
Trustee, Master Servicer, Special Servicer
Special Servicing Report
Details

Mortgage Loan Information:

Aggregate Outstanding Balance
Realized Losses per Asset for Underlying Trust for the Prior Month Cumulative Realized Losses per Asset from Date
Dollar Amount and Percentage of Aggregate Pool Balance of:
        Purchased Loans 30-59 days delinquent
        Purchased Loans 60-89 days delinquent
        Purchased Loans 90 or more days delinquent
        Purchased Loans in Foreclosure
REO - Listing of Assets
Number of loans at start and end of the month
Outstanding principal balance at start and end of the month
Repayments-Listing of Assets
Foreclosures-Listing of Assets
Bankruptcies-Listing of Assets
Current weighted average maturity
Current weighted average coupon (Based on Pay Rate)

_____________
* Only to the extent provided in Portfolio Security distribution date statements.

                                                                      EXHIBIT IV

                          FORM OF CUSTODIAL DELIVERY
                          --------------------------

     On this ______ of ________, 2002, Delaware Bonds Holdings, Inc. ("Seller"), as the Seller under that certain Master Repurchase Agreement, dated as of January 29, 2002 (as amended from time to time, the "Repurchase Agreement") between the Seller and Deutsche Bank AG, New York Branch ("Buyer"), does hereby deliver to LaSalle Bank National Association ("Custodian"), as custodian under that certain Custodial Agreement, dated as of January 29, 2002, as amended from time to time, among Buyer, Seller and Custodian, the Purchased Loan Files with respect to the Purchased Loans to be purchased by Buyer pursuant to the Repurchase Agreement, which Purchased Loans are listed on the Purchased Loan Schedule attached hereto and which Purchased Loans shall be subject to the terms of the Custodial Agreement on the date hereof.

     With respect to the Purchased Loan Files delivered hereby, for the purposes of issuing the Trust Receipt, the Custodian shall review the Purchased Loan Files to ascertain delivery of the documents listed in Section 3(g) to the Custodial Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

     IN WITNESS WHEREOF, the Seller has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.

                                          DELAWARE BONDS HOLDINGS, INC.,
                                          a Delaware corporation

                                          By:    _______________________________
                                          Name:  _______________________________
                                          Title: _______________________________

                                                                       EXHIBIT V

                           FORM OF POWER OF ATTORNEY
                           -------------------------

     "Know All Men by These Presents, that Delaware Bonds Holdings, Inc. ("Seller"), does hereby appoint Deutsche Bank AG, New York Branch ("Buyer"), its attorney-in-fact to act in Seller's name, place and stead in any way which Seller could do with respect to (i) the completion of the endorsements of the Mortgage Notes and the Assignments of Mortgages and the Mezzanine Notes, (ii) the recordation of the Assignments of Mortgages and (iii) the enforcement of the Seller's rights under the Purchased Loans purchased by Buyer pursuant to the Master Repurchase Agreement dated as of January 29, 2002, as amended from time to time, between Seller and Buyer and to take such other steps as may be necessary or desirable to enforce Buyer's rights against such Purchased Loans, the related Purchased Loan Files and the Servicing Records to the extent that Seller is permitted by law to act through an agent.

     TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OF FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OR SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER'S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

     IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed and the Seller's seal to be affixed this _____ day of January, 2002.

                                             DELAWARE BONDS HOLDINGS, INC.,
                                             a Delaware corporation

                                             By:    ____________________________
                                             Name:  ____________________________
                                             Title: ____________________________

     (Seal)

                                                                      EXHIBIT VI

                        REPRESENTATIONS AND WARRANTIES
                   REGARDING EACH INDIVIDUAL PURCHASED LOAN
                             SECURED BY A MORTGAGE
                             ---------------------

          With respect to each Purchased Loan of the type described in clause
(i) of the definition of Eligible Loan, the Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to Buyer in accordance with the Agreement.

          1.   Purchased Loan Schedule and Collateral Information. The
               --------------------------------------------------
information set forth in the Purchased Loan Schedule and the Collateral Information is complete, true and correct in all material respects.

          2.   Whole Loan; Ownership of Purchased Loans. Each Purchased Loan is
               ----------------------------------------
a whole loan and not a participation interest in a whole loan. Immediately prior to the transfer to the Buyer of the Purchased Loans, the Seller had good title to, and was the sole owner of, each Purchased Loan. The Seller has full right, power and authority to transfer and assign each of the Purchased Loans to or at the direction of the Buyer and has validly and effectively conveyed (or caused to be conveyed) to the Buyer or its designee all of the Seller's legal and beneficial interest in and to the Purchased Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Purchased Loans to the Buyer or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

          3.   Payment Record. No scheduled payment of principal and non-
               --------------
contingent interest under any Purchased Loan was 30 days or more past due as of the Purchase Date without giving effect to any applicable grace period, and no Purchased Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Purchase Date.

          4.   Lien; Valid Assignment. The Mortgage related to and delivered in
               ----------------------
connection with each Purchased Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first or second priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for

          (a) the lien for current real estate taxes and assessments not yet due and payable,

          (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy,

          (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, and

          (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d) materially interferes with the security intended to be provided by such Mortgage or the marketability or current use of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Purchased Loan debt (the foregoing items (a) through (d) being herein referred to as the "Permitted Encumbrances").
                                      ----------------------

The related assignment of such Mortgage executed and delivered in favor of the Buyer is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate the related Mortgaged Property. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, and such security interest is a first or second priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

          5.   Assignment of Leases and Rents. The Assignment of Leases set
               ------------------------------
forth in the Mortgage (or in a separate instrument) and related to and delivered in connection with each Purchased Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first or second priority perfected lien and first or second priority perfected security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Buyer is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          6.   Mortgage Status; Waivers and Modifications. No Mortgage has been
               ------------------------------------------
satisfied, canceled, rescinded or subordinated in whole or in material part, and, except for releases requested under the terms and conditions of the applicable loan documents, the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in material part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release except for any partial reconveyances of portions of the real property that do not materially adversely affect the value of the property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases have been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

          7.   Condition of Property; Condemnation. Except as set forth in an
               -----------------------------------
engineering report prepared in connection with the origination or acquisition of the related Purchased Loan or otherwise in the Seller's possession and previously delivered to Buyer, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the related Purchased Loan (normal wear and tear excepted). The Seller has received no notice of any pending or threatened proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination or acquisition of the Purchased Loans) as of the date of the origination or acquisition, by Seller, of each Purchased Loan, all of the material improvements on the related Mortgaged Property which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

          8.   Title Insurance. Each Mortgaged Property is covered by an
               ---------------
American Land Title Association (or an equivalent form thereof as adopted in the applicable jurisdiction) lender's title insurance policy (the "Title Policy") in
                                                               ------------
the original principal amount of the related Purchased Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first or second priority lien on such Mortgaged Property, subject only to the exceptions stated therein (or an escrow letter or a marked up title insurance commitment on which the required premium has been paid exists which evidences that such Title Policy will be issued). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Purchased Loan to the Buyer, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Buyer as its interest may appear without the consent of or notice to the insurer.

          9.   No Holdbacks. The proceeds of each Purchased Loan have been fully
               ------------
disbursed and there is no obligation for future advances with respect thereto. With respect to each Purchased Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Purchase Date have been complied with, or any such funds so escrowed have not been released.

          10.  Mortgage Provisions. The Mortgage Note or Mortgage for each
               -------------------
Purchased Loan, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          11.  Buyer under Deed of Trust. If any Mortgage is a deed of trust,
               -------------------------
(1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Buyer or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Purchased Loan.

          12.  Environmental Conditions. An environmental site assessment (or an
               ------------------------
update of a previous assessment) was performed with respect to each Mortgaged Property in connection with the origination or acquisition of the related Purchased Loan or as otherwise in Seller's possession, a report of each such assessment (an "Environmental Report") has been delivered to the Buyer, and to
                --------------------
Seller's knowledge there is no material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report delivered to Buyer. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such Environmental Report disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) the related Mortgagor was required either to provide additional security and/or to obtain an operations and maintenance plan or (iii) the related Mortgagor provided evidence that applicable federal, state or local governmental authorities would not take any action, or require the taking of any action, in respect of such condition or circumstance. The related Purchased Loan Documents contain provisions pursuant to which the related borrower or a principal of such borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable Environmental Laws.

          13.  Loan Document Status. Each Mortgage Note, Mortgage and other
               --------------------
agreement that evidences or secures a Purchased Loan and that was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

          14.  Insurance. Each Mortgaged Property is, and is required pursuant
               ---------
to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy issued by an insurer meeting the requirements of such Purchased Loan providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Purchased Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Purchased Loan and the replacement cost (not allowing for depreciation) of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property;
(b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property (other than Manufactured Housing Communities); (c) a flood insurance policy (if any portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards) and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the Mortgagee as an additional insured and that requires at least thirty days' (in the case of termination or cancellation other than for nonpayment of premiums) and at least ten days' (in the case of termination or cancellation for nonpayment of premiums) prior notice to the holder of the Mortgage, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Other than as set forth in paragraph 17(h) hereof, each Mortgage provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Mortgaged Property or to the reduction or defeasance of the principal amount of the Purchased Loan.

          15.  Taxes and Assessments. There are no delinquent or unpaid taxes or
               ----------------------
assessments (including assessments payable in future installments), or other outstanding charges affecting any Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be first payable thereon.

          16.  Mortgagor Bankruptcy. No Mortgagor is a debtor in any state or
               --------------------
federal bankruptcy or insolvency proceeding.

          17.  Leasehold Estate. Each Mortgaged Property consists of the related
               ----------------
Mortgagor's fee simple estate in real estate or, if the related Purchased Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by
                                           ------------
the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"). With respect to any
                                          ------------
Purchased Loan secured by a Ground Lease but not by the related Fee Interest:

          a. Such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the current use of the Mortgaged Property and permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely effect the security provided by the related Mortgage by limiting in any way its current use; and there has been no material change in the payment terms of such Ground Lease since the origination or acquisition of the related Purchased Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

          b. The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

          c. The Mortgagor's interest in such Ground Lease is assignable to the Buyer and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Purchase
               Date) and, in the event that it is so assigned, is further assignable by the Buyer and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

          d. Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          e. Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease to the extent such Ground Lease requires such notice, (B) further provides that no notice of termination given under such Ground Lease (including rejection of such Ground Lease in a bankruptcy proceeding) is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease;

          f. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          g. Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the stated maturity date of the related Purchased Loan;

          h. Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award other than in respect of a total loss will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a Buyer appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender for conduit programs), or to the payment or defeasance of the outstanding principal balance of the Purchased Loan together with any accrued interest thereon;

          i. Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located; and

          j. Such Ground Lease provides, or the lessor has otherwise agreed, that such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Purchased Loan.

          18.  Escrow Deposits. All escrow deposits and payments relating to
               ---------------
each Purchased Loan that are, as of the Purchase Date required to be deposited or paid, have been so deposited or paid.

          19.  LTV Ratio. The gross proceeds of each Purchased Loan to the
               ---------
related Mortgagor at origination did not exceed the non-contingent principal amount of the Purchased Loan and either: (a) such Purchased Loan is secured by an interest in real property having a fair market value (i) at the date the Purchased Loan was originated at least equal to 80 percent of the original principal balance of the Purchased Loan or (ii) at the Purchase Date at least equal to 80 percent of the principal balance of the Purchased Loan on such date; provided that for purposes hereof, the fair market value of the real property
--------
interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Purchased Loan and (y) a proportionate amount of any lien that is in parity with the Purchased Loan (unless such other lien secures a Purchased Loan that is cross-collateralized with such Purchased Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Purchased Loans; or (b) substantially all the proceeds of such Purchased Loan were used to acquire, improve or protect the real property which served as the only security for such Purchased Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations
Section 1.860G-2(a)(1)(ii)).

          20.  Purchased Loan Modifications. Any Purchased Loan that was
               ----------------------------
"significantly modified" prior to the Purchase Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default or reasonably foreseeable default of such Purchased Loan or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Purchased Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

          21.  Advancement of Funds by the Seller. No holder of a Purchased Loan
               ----------------------------------
has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Purchased Loan.

          22.  No Mechanics' Liens. As of the date of the Mortgage, and to the
               -------------------
actual knowledge of the Seller as of the Purchase Date, each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein or otherwise bonded.

          23.  Compliance with Usury Laws. Each Purchased Loan complied with, or
               --------------------------
is exempt from, all applicable usury laws in effect at its date of origination.

          24.  Cross-collateralization; Cross-default. No Purchased Loan is
               --------------------------------------
cross-collateralized or cross-defaulted with any loan other than one or more other Purchased Loans.

          25.  Releases of Mortgaged Property. Except as described in the next
               ------------------------------
sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full or defeasance of all amounts due under the related Purchased Loan. The Mortgages relating to those Purchased Loans identified on the Purchased Loan Schedule require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and (b) except where the portion of the Mortgaged Property permitted to be released was not considered by the Seller to be material in the underwriting of the Purchased Loan, either (1) the payment of a release price set forth therein and prepayment consideration in connection therewith or (2) the partial defeasance of such Purchased Loan.

          No Purchased Loan permits the release or substitution of collateral if such release or substitution (a) would create a "significant modification" of such Purchased Loan within the meaning of Treas. Reg. (S)1.1001 3 or (b) would cause such Purchased Loan not to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof).

          26.  No Equity Participation or Contingent Interest. No Purchased Loan
               ----------------------------------------------
contains any equity participation by the lender or provides for negative amortization or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

          27.  No Material Default. To the Seller's knowledge, there exists no
               -------------------
material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any of paragraphs 3, 7, 12, 14, 15 and 17 of this Exhibit VI.

          28.  Inspections. The Seller (or if the Seller is not the originator,
               -----------
the originator of the Purchased Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Purchased Loan.

          29.  Local Law Compliance. Based on due diligence considered
               --------------------
reasonable by prudent commercial mortgage lenders in the lending area where each Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property complies with applicable zoning laws and ordinances, or constitutes a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed at origination.

          30.  Junior Liens. None of the Purchased Loans permits the related
               ------------
Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To Seller's knowledge, none of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage. Each Purchased Loan contains a "due on sale" clause that provides for the acceleration of the payment of the unpaid principal balance of the Purchased Loan if, without the prior written consent of the holder of the Purchased Loan, the related Mortgaged Property is transferred or sold.

          31.  Actions Concerning Purchased Loans. To the knowledge of the
               ----------------------------------
Seller, there are no actions, suits or proceedings pending or threatened before any court, administrative agency or arbitrator concerning any Purchased Loan or related Mortgagor or Mortgaged Property that might adversely affect title to the Purchased Loan or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Purchased Loan or the use for which the premises were intended.

          32.  Servicing. The servicing and collection practices used by the
               ---------
Seller have been in all material respects legal, proper and prudent and have met customary industry standards for servicing of commercial Purchased Loans similar to the Purchased Loans in question.

          33.  Licenses and Permits. To the Seller's knowledge, as of the date
               --------------------
of origination or acquisition of each Purchased Loan, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

          34.  Assisted Living Facility Regulation. If any Mortgaged Property is
               -----------------------------------
operated as an assisted living facility, to the Seller's knowledge, (a) the related Mortgagor and operator, if different, is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

          35.  Non-Recourse Exceptions. The Purchased Loan Documents for each
               -----------------------
Purchased Loan provide that such Purchased Loan constitutes the non-recourse obligations of the related obligor thereon except that either (i) such provision does not apply in the case of fraud by the Mortgagor or (ii) such documents provide that the Mortgagor shall be liable to the holder of the Purchased Loan for losses incurred as a result of fraud by the Mortgagor.

          36.  Single Purpose Entity. The Mortgagor on each Purchased Loan with
               ---------------------
an outstanding principal balance in excess of $5,000,000, was, as of the origination of the Purchased Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties securing the Purchased Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Purchased Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage or the other related Purchased Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person.

          Each borrower of a Purchased Loan in excess of $10,000,000 is an entity which has represented in connection with the origination of the Purchased Loan, or whose organizational documents as of the date of origination of the Purchased Loan, provided that so long as the Purchased Loan is outstanding it will have at least one independent director, manager or executive committee member.

          37.  Separate Tax Parcels. Each Mortgaged Property constitutes one or
               --------------------
more complete separate tax lots or is subject to an endorsement under the related title insurance policy.

          38.  Defeasance. Each Purchased Loan containing provisions for
               ----------
defeasance of mortgage collateral either (i) requires the prior written consent of, and compliance with the conditions set by, the holder of the Purchased Loan, or (ii) requires that (A) defeasance may not occur prior to the time permitted by applicable "real estate mortgage investment conduit" rules and regulations (if applicable), (B) the replacement collateral consist of U.S. governmental securities in an amount sufficient to make all scheduled payments under the Mortgage Note when due, (C) independent public accountants certify that the collateral is sufficient to make such payments, (D) counsel provide an opinion that the Buyer has a perfected security interest in such collateral prior to any other claim or interest, and (E) all costs and expenses arising from the defeasance of the mortgage collateral shall be borne by the borrower.

          39.  Operating or Financial Statement. The related Purchased Loan
               --------------------------------
Documents require the related borrower to furnish to the mortgagee at least annually an operating statement with respect to the related Mortgaged Property.

                        REPRESENTATIONS AND WARRANTIES
                   REGARDING EACH INDIVIDUAL PURCHASED LOAN
             WHICH IS A MEZZANINE LOAN SECURED BY A PLEDGE OF THE
            ENTIRE EQUITY OWNERSHIP INTEREST IN AN ENTITY THAT OWNS
                     A MULTIFAMILY OR COMMERCIAL PROPERTY
                     ------------------------------------

     With respect to each Purchased Loan of the type described in clause (iii) of the definition of Eligible Loan, the Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to Buyer in accordance with the Agreement:

          (1)  Purchased Loan Information. The information set forth in the
               --------------------------
Purchased Loan Schedule is complete, true and correct in all material respects.

          (2)  No Default or Dispute Under Purchased Loan Documents. There
               ----------------------------------------------------
exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

          (3)  No Offsets, Defenses or Counterclaims. There is no valid offset,
               -------------------------------------
defense or counterclaim to such Purchased Loan.

          (4)  Equity Pledges. The pledge of ownership interests securing such
               --------------
Purchased Loan relates to all direct or indirect equity or ownership interests in the underlying real property owner (so that, except for the equity interests pledged to Seller, there are no direct or indirect equity or ownership interests in underlying real property owner or in any constituent entity) and has been fully perfected in favor of Seller as mezzanine lender.

          (5)  Lockbox. The lockbox administrator, if any, is not an Affiliate
               -------
of Seller.

          (6)  Enforceability. The Purchased Loan Documents have been duly and
               --------------
properly executed by the parties thereto, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased Loan Documents.

          (7)  Waivers and Modifications. The terms of the related Purchased
               -------------------------
Loan Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related Purchased Loan File).

          (8)  Valid Assignment. The assignment of Purchased Loan constitutes
               ----------------
the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for Buyer's exercise of any rights or remedies under the assignment of Purchased Loan, or for Buyer's sale or other disposition of such Purchased Loan if Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any "right of first refusal," "right of first negotiation," "right of first offer," purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other material impediment exists to any such transfer.

          (9)  Certain Representations and Warranties. To the Sellers'
               --------------------------------------
knowledge, all representations and warranties in the Purchased Loan Documents and in the underlying real property mortgage documents are true and correct in all material respects.

          (10) Parties Authorized. To the extent required under applicable law
               ------------------
as of the Purchase Date, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

          (11) No Advances of Funds. No party to the Purchased Loan Documents
               --------------------
has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

          (12) Servicing. The servicing and collection practices used by Seller
               ---------
for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable Purchased Loans.

          (13) No Assignment. Seller has not effectuated any transfer, sale,
               -------------
assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the Agreement.

          (14) No Bankruptcy. To Seller's actual knowledge, none of the
               -------------
following parties is a debtor in any state or federal bankruptcy or insolvency proceeding: Seller; underlying real property owner; or underlying real property mortgagee.

                        REPRESENTATIONS AND WARRANTIES
                   REGARDING EACH INDIVIDUAL PURCHASED LOAN
                   WHICH IS A JUNIOR PARTICIPATION INTEREST
              (OR JUNIOR OR "B" NOTE) IN A PERFORMING COMMERCIAL
                   MORTGAGE LOAN SECURED BY A FIRST LIEN ON
                     A MULTIFAMILY OR COMMERCIAL PROPERTY
                     ------------------------------------

     With respect to each Purchased Loan of the type described in clause (ii) of the definition of Eligible Loan, the Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to Buyer in accordance with the Agreement.

          (1)  Purchased Loan Information.  The information set forth in the
               --------------------------
Purchased Loan Schedule is complete, true and correct in all material respects.

          (2)  No Default or Dispute Under Purchased Loan Documents.  There
               ----------------------------------------------------
exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

          (3)  No Offsets, Defenses or Counterclaims.  There is no valid offset,
               -------------------------------------
defense or counterclaim to such Purchased Loan.

          (4)  Lockbox.  The lockbox administrator, if any, is not an Affiliate
               -------
of Seller.

          (5)  Enforceability.  The Purchased Loan Documents have been duly and
               --------------
properly executed by the parties thereto, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased Loan Documents.

          (6)  Waivers and Modifications.  The terms of the related Purchased
               -------------------------
Loan Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related Purchased Loan File).

          (7)  Valid Assignment.  The assignment of Purchased Loan constitutes
               ----------------
the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for Buyer's exercise of any rights or remedies under the assignment of Purchased Loan, or for Buyer's sale or other disposition of such Purchased Loan if Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any "right of first refusal," "right of first negotiation," "right of first offer," purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other material impediment exists to any such transfer.

          (8)  Certain Representations and Warranties. To the Seller's
               --------------------------------------
knowledge, all representations and warranties in the Purchased Loan Documents and in the underlying documents for the performing commercial mortgage loan secured by a first lien on a multifamily or commercial property to which such Purchased Loan relates are true and correct in all material respects.

          (9)  Parties Authorized. To the extent required under applicable law
               ------------------
as of the Purchase Date, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

          (10) No Advances of Funds. No party to the Purchased Loan Documents
               --------------------
has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

          (11) Servicing. The servicing and collection practices used by Seller
               ---------
for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable Purchased Loans.

          (12) No Assignment.  Seller has not effectuated any transfer, sale,
               -------------
assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the Agreement.

          (13) No Bankruptcy.  To Seller's actual knowledge, none of the
               -------------
following parties is a debtor in any state or federal bankruptcy or insolvency proceeding: Seller; underlying real property owner; or underlying real property mortgagee.

                 REPRESENTATIONS AND WARRANTIES REGARDING EACH
                         INDIVIDUAL PURCHASED SECURITY
                         -----------------------------

     With respect to each Purchased Security, the Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to Buyer in accordance with the Agreement.

          (1) All of the Purchased Securities have been validly issued and are fully paid and non-assessable and not subject to preemptive rights and have been offered, issued and sold in compliance with all Requirements of Law.

          (2) To the extent that an Affiliate of the Seller is a party thereto, the Securitization Documents are genuine, in full force and effect and the legal, valid and binding obligation of such Affiliate enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

          (3) The Securitization Documents have not been altered or modified, except as disclosed to the Buyer in writing. The Seller has not waived the performance of any action or any default, breach or violation resulting from action or inaction under a Securitization Document and has not been made aware of any such waiver.

          (4) Except as disclosed to the Buyer in writing, there is no default, breach, violation or event of acceleration existing under a Securitization Document and no event has occurred which, with the passage of time or giving of notice or both and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder.

          (5) Each Purchased Security is freely assignable and the related Securitization Document permits the Seller to sell, assign or pledge such Purchased Security in accordance with any applicable securities laws.

                                                                     EXHIBIT VII

                            COLLATERAL INFORMATION
                            ----------------------

          Loan ID #:
          Borrower Name:
          Borrower Address:
          Borrower City:
          Borrower State:
          Borrower Zip Code:
          Recourse:
          Guaranteed:
          Related Borrower Name(s):
          Original Principal Balance:
          Note Date:
          Loan Date:
          Loan Type (e.g. fixed/arm):
          Current Principal Balance:
          Current Interest Rate (per annum):
          Paid to date:
          Annual P&I:
          Next Payment due date:
          Index (complete whether fixed or arm):
          Gross Spread/Margin (complete whether fixed or arm):
          Life Cap:
          Life Floor:
          Periodic Cap:
          Periodic Floor:
          Rounding Factor:
          Lookback (in days):
          Interest Calculation Method (e.g., Actual/360):
          Interest rate adjustment frequency:
          P&I payment frequency:
          First P&I payment due:
          First interest rate adjustment date:
          First payment adjustment date:
          Next interest rate adjustment date:
          Next payment adjustment date:
          Conversion Date:
          Converted Interest Rate Index:
          Converted Interest Rate Spread:
          Maturity date:
          Loan term:
          Amortization term:
          Hyper-Amortization Flag:
          Hyper-Amortization Term:
          Hyper-Amortization Rate Increase:
          Balloon Amount:
          Balloon LTV:
          Prepayment Penalty Flag:
          Prepayment Penalty Text:
          Lockout Period:
          Lien Position:
          Fee/Leasehold:
          Ground Lease Expiration Date:

                            COLLATERAL INFORMATION
                            ----------------------

          Property Name:
          Property Address:
          Property City:
          Property Zip Code:
          Property Type (General):
          Property Type (Specific):
          Cross-collateralized (Yes/No)*:
          Property Size:
          Year built:
          Year renovated:
          Actual Average Occupancy:
          Occupancy Rent Roll Date:
          Underwritten Average Occupancy:
          Largest Tenant:
          Largest Tenant SF:
          Largest Tenant Lease Expiration:
          2/nd/ Largest Tenant:
          2/nd/ Largest Tenant SF:
          2/nd/ Largest Tenant Lease Expiration:
          3/rd/ Largest Tenant:
          3/rd/ Largest Tenant SF:
          3/rd/ Largest Tenant Lease Expiration:
          Underwritten Average Rental Rate/ADR:
          Underwritten Vacancy/Credit Loss:
          Underwritten Other Income:
          Underwritten Total Revenues:
          Underwritten Replacement Reserves:
          Underwritten Management Fees:
          Underwritten Franchise Fees:
          Underwritten Total Expenses:
          Underwritten Leasing Commissions:
          Underwritten Tenant Improvement Costs:
          Underwritten NOI:
          Underwritten NCF:
          Underwritten Debt Service Constant:
          Underwritten DSCR at NOI:
          Underwritten DSCR at NCF:
          Underwritten NOI Period End Date:
          Hotel Franchise:
          Hotel Franchise Expiration Date:
          Appraiser Name: (if Applicable)
          Appraised Value: (if Applicable)
          Appraisal Date: (if Applicable)
          Appraisal Cap Rate: (if Applicable)
          Appraisal Discount Rate: (if Applicable)
          Underwritten LTV:
          Environmental Report Preparer:
          Environmental Report Date:
          Environmental Report Issues:
          Architectural and Engineering Report Preparer:
          Architectural and Engineering Report Date:
          Deferred Maintenance Amount:

________________________________

* If yes, give property information on each property covered and in aggregate as appropriate. Loan ID's should be denoted with a suffix letter to signify loans/collateral.

                            COLLATERAL INFORMATION
                            ----------------------

          Ongoing Replacement Reserve Requirement per A&E Report:
          Immediate Repairs Escrow % (e.g. 125%):
          Replacement Reserve Annual Deposit:
          Replacement Reserve Balance:
          Tenant Improvement/Leasing Commission Annual Deposits:
          Tenant Improvement/Leasing Commission Balance:
          Taxes paid through date:
          Monthly Tax Escrow:
          Tax Escrow Balance:
          Insurance paid through date:
          Monthly Insurance Escrow:
          Insurance Escrow Balance:
          Reserve/Escrow Balance as of Date:
          Probable Maximum Loss %:
          Covered by Earthquake Insurance (Yes/No):
          Number of times 30 days late in last 12 months:
          Number of times 60 days late in last 12 months:
          Number of times 90 days late in last 12 months:
          Servicing Fee:
          Notes:

                                                                    EXHIBIT VIII

                             TRANSACTION PROCEDURE
                             ---------------------

     Final Approval of New Collateral Which is an Eligible Security/Preliminary
     --------------------------------------------------------------------------
Approval of New Collateral Which is an Eligible Loan.
----------------------------------------------------

     (a) Seller may, from time to time, submit to Buyer a Preliminary Due Diligence Package for Buyer's review and approval in order to enter into a Transaction with respect to any New Collateral that Seller proposes to be included as Collateral under the Agreement.

     (b) Upon Buyer's receipt of a complete Preliminary Due Diligence Package, Buyer, within two (2) Business Days, shall have the right to request, in Buyer's good faith business judgment, additional diligence materials and deliveries that Buyer shall specify on a Supplemental Due Diligence List. Upon Buyer's receipt of all of the Diligence Materials in a form satisfactory to Buyer or Buyer's waiver thereof, Buyer, within five (5) Business Days shall either (i) notify Seller of the Purchase Price and the Market Value for the New Collateral or (ii) deny, in Buyer's sole and absolute discretion, Seller's request for a Transaction. Buyer's failure to respond to Seller within five (5) Business Days, as applicable, shall be deemed to be a denial of Seller's request for an Advance, unless Buyer and Seller have agreed otherwise in writing.

     Final Approval of New Collateral which is an Eligible Loan.  Upon Buyer's
     ----------------------------------------------------------
notification to Seller of the Purchase Price and the Market Value for any New Collateral which is an Eligible Loan, Seller shall, if Seller desires to enter into a Transaction with respect to such New Collateral, satisfy the conditions set forth below (in addition to satisfying the Transaction Conditions Precedent to obtaining each advance, as set forth in Section 3(b) of this Agreement) as a
                                           ------------
condition precedent to Buyer's approval of such New Collateral as Collateral, all in a manner reasonably satisfactory to Buyer and pursuant to documentation reasonably satisfactory to Buyer:

          (a)  Delivery of Purchased Loan Documents.  Seller shall deliver to
               ------------------------------------
Buyer: (i) with respect to New Collateral that is Pre-Existing Collateral, each of the Purchased Loan Documents, except Purchased Loan Documents that Seller expressly and specifically disclosed in Seller's Preliminary Due Diligence Package were not in Seller's possession; and (ii) with respect to New Collateral that is Originated Collateral, each of the Purchased Loan Documents.

          (b)  Environmental and Engineering. Buyer shall have received a "Phase
               -----------------------------
1" (and, if necessary, "Phase 2") environmental report, an asbestos survey, if applicable, and an engineering report, each in form reasonably satisfactory to Buyer, by an engineer or environmental consultant reasonably approved by Buyer.

          (c)  Appraisal.  Buyer shall have received either an appraisal
               ---------
approved by Buyer (or a Draft Appraisal), each by an MAI appraiser. If Buyer receives only a Draft Appraisal prior to entering into a Transaction, Seller shall deliver an appraisal approved by Buyer by an MAI appraiser on or before thirty (30) days after the Purchase Date.

          (d)  Insurance.  Buyer shall have received certificates or other
               ---------
evidence of insurance demonstrating insurance coverage in respect of the Mortgaged Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Purchased Loan Documents. Such certificates or other evidence shall indicate that Seller will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favor of such additional insured with respect to the policies required to be maintained under the Purchased Loan Documents.

          (e)  Survey.  Buyer shall have received all surveys of the Mortgaged
               ------
Property that are in Seller's possession.

          (f)  Lien Search Reports.  Buyer or Buyer's counsel shall have
               -------------------
received, as reasonably requested by Buyer, satisfactory reports of UCC, tax lien, judgment and litigation searches and title updates conducted by search firms and/or title companies acceptable to Buyer with respect to the Eligible Loan, Mortgaged Property, Seller and Mortgagor, such searches to be conducted in each location Buyer shall reasonably designate.

          (g)  Opinions of Counsel.  Buyer shall have received copies of all
               -------------------
legal opinions in the Seller's possession with respect to the Eligible Loan which shall be in form and substance reasonably satisfactory to Buyer.

          (h)  Additional Real Estate Matters.  Seller shall have delivered to
               ------------------------------
Buyer to the extent in Seller's possession such other real estate related certificates and documentation as may have been requested by Buyer, such as:
(i) certificates of occupancy issued by the appropriate Governmental Authority and either letters certifying that the Mortgaged Property is in compliance with all applicable zoning laws issued by the appropriate Governmental Authority or evidence that the related Title Policy includes a zoning endorsement and (ii) abstracts of all leases in effect at the Mortgaged Property and estoppel certificates, in form and substance acceptable to Buyer, from any ground lessor and from any tenant that occupies 7.5% or more of the rentable space at the Mortgaged Property, and in any event from tenants whose occupancies aggregate not less than 70% of the occupied rentable square footage at the Mortgaged Property.

          (i)  Other Documents.  Buyer shall have received such other documents
               ---------------
as Buyer or its counsel shall reasonably deem necessary.

Within two (2) Business Days of Seller's satisfaction of all of the conditions enumerated in clauses (a) through (i) above, Buyer shall either (i) if the Purchased Loan Documents with respect to the New Collateral are not reasonably satisfactory in form and substance to Buyer, notify Seller that Buyer has not approved the New Collateral as Collateral or (ii) notify Seller that Buyer has approved the New Collateral as Collateral. Buyer's failure to respond to Seller within two (2) Business Days shall be deemed to be a denial of Seller's request that Buyer approve the New Collateral, unless Buyer and Seller have agreed otherwise in writing.

                                                                      EXHIBIT IX

                          FORM OF REDIRECTION LETTER
                          --------------------------

                                                                       EXHBIIT X


              FORM OF CERTIFICATE OF INCORPORATION FOR SUBSIDIARY
              ---------------------------------------------------

                                       2